Exhibit 10.36

REVOLVING CREDIT AGREEMENT

between

MISSOURI STATE BANK AND TRUST COMPANY,

as Lender

and

ACCENTIA, INC.,

as Borrower

Dated as of MARCH 30, 2004

REVOLVING CREDIT AGREEMENT

THIS REVOLVING CREDIT AGREEMENT (the “Agreement”) made and entered into as of this 30th day of March, 2004 by and between Accentia, Inc. (the “Borrower”), having an address of 5310 Cypress Center Drive, Tampa, Florida and Missouri State Bank and Trust Company, a Missouri state banking corporation (“Lender”), having an address of 12452 Olive Street Road, Creve Coeur, Missouri 63141.

W I T N E S S E T H:

WHEREAS, Borrower desires to obtain a loan of up to $2,500,000 (the “Loan”) from Lender on a revolving credit basis.

WHEREAS, subject to, and in reliance upon, the terms and conditions of this Agreement and the representations and warranties made herein, all of which terms, conditions, representations and warranties are material and being relied on by Lender, Lender is willing to make the Loan to Borrower.

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements hereinafter set forth, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and each intending to be legally bound hereby, the parties agree as follows:

SECTION I. DEFINITIONS

As used herein:

“ACCOUNT DEBTOR” shall mean any Person who is and/or may become obligated to Borrower and the Subsidiaries under or on account of any of the Accounts.

“ACCOUNTS” shall mean all trade accounts receivable of Borrower and the Subsidiaries which have been invoiced by Borrower and the Subsidiaries.

“AFFILIATE” shall mean any Person (a) which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with Borrower or any Subsidiary, (b) which directly or indirectly through one or more intermediaries beneficially owns or holds or has the power to direct the voting power of Twenty-Five Percent (25%) or more of any class of capital stock or other equity interests of Borrower or any Subsidiary, (c) which has Twenty-Five Percent (25%) or more of any class of its capital stock or other equity interests beneficially owned or held, directly or indirectly, by Borrower or any Subsidiary or (d) who is a director, officer or manager of Borrower or any Subsidiary. For purposes of this definition, “control” shall mean the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“AGREEMENT” means this Agreement including any amendments hereto or modifications or restatements hereof and any supplements hereto.

“BORROWER” means Accentia, Inc., a Delaware.

“BORROWING BASE” shall mean as of the date of any determination thereof, the lesser of $2,500,000 or Seventy-Five Percent (75%) of the aggregate face amount of all Eligible Accounts of Borrower and the Subsidiaries as of the date of computation thereof which are listed (or which in accordance with GAAP should be listed on the books of Borrower and such Subsidiaries as of such date).

“BORROWING BASE CERTIFICATE” shall have the meaning ascribed thereto in Section 2.01(b).

“CAPITAL EXPENDITURE” shall mean any expenditure to purchase or otherwise acquire a fixed asset (other than a Capitalized Lease Obligation) which, in accordance with GAAP, is required to be capitalized on the balance sheet of the Person making the same.

“CAPITALIZED LEASE” shall mean any lease of Property, whether real and/or personal, by Borrower or any Subsidiary as lessee, which, in accordance with GAAP, is required to be capitalized on the balance sheet of such Person.

“CAPITALIZED LEASE OBLIGATIONS” shall mean, as of the date of any determination thereof, the amount of the aggregate rental obligations due and to become due under all Capitalized Leases, under which Borrower or any Subsidiary is a lessee, which would be reflected as a liability on the balance sheet of Borrower and its Subsidiaries, on a consolidated basis, in accordance with GAAP.

“CERCLA” shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §9601 et seg., and as the same may from time to time be further amended.

“CHANGE OF CONTROL EVENT” shall occur if, at any time, Frank E. O’Donnell, Jr., M.D. ceases to (i) be the President of Borrower, (ii) to a Director of Borrower and the owner of at least 66-2/3% of the issued and outstanding stock of the Borrower, and (iii) have the power to direct the management and policies of the Borrower.

“CLOSING DATE” means March 30, 2004, or such later date as Loan proceeds are advanced hereunder.

“CODE” shall mean the Internal Revenue Code of 1986, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed to also refer to any successor sections.

“COLLATERAL” means any Property of Borrower or Subsidiaries which now or at any time hereafter secures the payment or performance of any of the Obligations, including, without limitation, all Collateral described in the Security Agreement, and all proceeds, substitutes, replacements, accretions, accessions and products of any of the foregoing; any and all other collateral now or hereafter providing security for the Loan and all other property, rights and interests described in Section 2.07 hereof.

“CONSOLIDATED INDEBTEDNESS” shall mean, as of the date of any determination thereof, all Indebtedness of Borrower and all Subsidiaries as of such date, determined on a consolidated basis and in accordance with GAAP.

“DEFAULT” shall mean any event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“DISTRIBUTIONS” in respect of any corporation or other entity shall mean dividends or other distributions in cash or Property on or in respect of the capital stock of such entity.

“DOMESTIC BUSINESS DAY” shall mean any day except a Saturday, Sunday or legal holiday observed by the Lender.

“ELIGIBLE ACCOUNTS” shall mean all Accounts of Borrower arising in the ordinary course of Borrower’s business from the sale of goods or the rendering of services which the Lender, in its reasonable credit judgment, deems to be an Eligible Account. Eligible Accounts shall not include the following: (a) Accounts which remain unpaid for more than ninety (90) days after their original invoice dates and Accounts which are not due and payable within ninety (90) days after their original invoice dates; (b) Accounts with respect to which the Account Debtor is a shareholder of Borrower or an Affiliate; (c) Accounts with respect to which payment by the Account Debtor is or may be conditional and Accounts commonly known as bill and hold Accounts or Accounts of a similar or like arrangement; (d) Accounts with respect to which the Account Debtor is not a resident or citizen of or otherwise located in the continental United States of America, unless such Accounts are backed in full by an irrevocable letter of credit in form and substance satisfactory to the Lender issued by a domestic commercial bank acceptable to the Lender; (e) Accounts with respect to which the Account Debtor is the United States of America, any state of the United States or any other governmental body or any department, agency or instrumentality of any of the foregoing, unless such Accounts are duly assigned to the Lender in accordance with all applicable governmental and regulatory rules and regulations (including, without limitation, the Federal Assignment of Claims Act of 1940, as amended, if applicable) so that the Lender is recognized by the Account Debtor to have all of the rights of an assignee of such Accounts; (f) Accounts which are not invoiced (and dated as of such date) and sent to the Account Debtor thereof concurrently with or not later than five (5) days after the shipment and delivery to said Account Debtor of the goods giving rise thereto or the performance of the services giving rise thereto; (g) Accounts arising from a consignment sale, a “sale on approval” or a “sale or return”; (h) Accounts which are subject to any dispute, offset, counterclaim, discount or other claim or defense on the part of the Account Debtor or to any claim on the part of the Account Debtor contesting or denying liability under such Account; (i) the Account Debtor has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the Account Debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other petition or other application for relief under the federal bankruptcy laws has been filed against the Account Debtor, or if the Account Debtor has failed, suspended business, ceased to be solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; (j) Accounts which are not subject to a first priority perfected security interest in favor of the Lender.

“ENVIRONMENTAL CLAIM” shall mean any administrative, regulatory or judicial action, judgment, order, consent decree, suit, demand, demand letter, claim, Lien, notice of non-compliance or violation, investigation or other proceeding arising (a) pursuant to any Environmental Law or governmental or regulatory approval issued under any such Environmental Law, (b) from the presence, use, generation, storage, treatment, Release, threatened Release, disposal, remediation or other existence of any Hazardous Substance, (c) from any removal, remedial, corrective or other response action pursuant to an Environmental Law or the order of any governmental or regulatory authority or agency, (d) from any third party seeking damages, contribution, indemnification, cost recovery, compensation, injunctive or other relief in connection with a Hazardous Substance or arising from alleged injury or threat of injury to health, safety, natural resources or the environment or (e) from any Lien against any Property owned, leased or operated by Borrower or any Subsidiary in favor of any governmental or regulatory authority or agency in connection with a Release, threatened Release or disposal of a Hazardous Substance.

“ENVIRONMENTAL LAW” shall mean any Federal, state, local, foreign or other statute, law, rule, regulation, order, consent decree, judgment, permit, license, code, covenant, deed restriction, common law, treaty, convention, ordinance or other requirement relating to public health, safety or the environment, including, without limitation, those relating to Releases, discharges or emissions to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use and handling of polychlorinated biphenyls or asbestos, to the disposal, treatment, storage or management of hazardous or solid waste, Hazardous Substances or crude oil, or any fraction thereof, to exposure to toxic or hazardous materials, to the handling, transportation, discharge or release of gaseous or liquid Hazardous Substances and any rule, regulation, order, notice or demand issued pursuant to such law, statute or ordinance, in each case applicable to any of the Property owned, leased or operated by the Borrower or any Subsidiary or the operation, construction or modification of any such Property, including, without limitation, the following: CERCLA, the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984, the Hazardous Materials Transportation Act, as amended, the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1976, the Safe Drinking Water Control Act, the Clean Air Act of 1966, as amended, the Toxic Substances Control Act of 1976, the Occupational Safety and Health Act of 1970, as amended, the Emergency Planning and Community Right-to-Know Act of 1986, the National Environmental Policy Act of 1975, the Oil Pollution Act of 1990 and any similar or implementing state or local law, and any state or local statute and any further amendments to these laws providing for financial responsibility for cleanup or other actions with respect to the Release or threatened Release of Hazardous Substances or crude oil, or any fraction thereof and all rules, regulations, guidance documents and publication promulgated thereunder.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to also refer to any successor sections.

“ERISA AFFILIATE” shall mean any corporation, trade or business that is, along with Borrower, any of the Borrower or any Subsidiary, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Sections 414(b) and 414(c), respectively, of the Code or Section 4001 of ERISA.

“ERISA EVENT” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a substantial cessation of operations which is treated as such a withdrawal; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability exceeding Fifty Thousand and 00/100 Dollars ($50,000.00) under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

“EVENT OF DEFAULT” shall have the meaning ascribed thereto in Section 5.01.

“FINANCIAL STATEMENTS” means balance sheets and statements of income and capital accounts for Borrower and the Subsidiaries for the applicable fiscal year.

“GAAP” shall mean, at any time, generally accepted accounting principles at such time in the United States.

“GUARANTEE” by any Person shall mean any obligation (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), contingent or otherwise, of such Person guaranteeing, or hi effect guaranteeing, any Indebtedness, liability, dividend or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (a) to purchase such Indebtedness or obligation or any Property constituting security therefor, (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, (ii) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, (iii) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation or (iv) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of all computations made under this Agreement, a Guarantee in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the then outstanding principal amount of such Indebtedness for borrowed money which has been guaranteed or such lesser amount to which the maximum exposure of the guarantor shall have been specifically limited, and a Guarantee in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the amount of such obligation, liability or dividend required to be shown as a liability under GAAP on the balance sheet of such Person or such lesser amount to which the maximum exposure of the guarantor shall have been specifically limited. Guarantee when used as a verb shall have a correlative meaning.

“GUARANTORS” shall mean Francis O’Donnell, Jr. and The Francis E. O’Donnell, Jr. Irrevocable Trust No. 1, dated May 25, 1990.

“HAZARDOUS SUBSTANCE” shall mean any hazardous or toxic material, substance or waste, pollutant or contaminant which is regulated under any Environmental Law or any other statute, law, ordinance, rule or regulation of any Federal, state, local, foreign or other body, instrumentality, agency, authority or official having jurisdiction over any of the Property owned, leased or operated by Borrower or any Subsidiary or its use, including, without limitation, any material, substance or waste which is: (a) defined as a hazardous substance under Section 311 of the Federal Water Pollution Control Act (33 U.S.C. §§1317), as amended; (b) regulated as a hazardous waste under Section 1004 or Section 3001 of the Federal Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act (42 U.S.C. §§6901 et seq.), as amended; (c) defined as a hazardous substance under Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. §§9601 et seq.), as amended; or (d) defined or regulated as a hazardous substance or hazardous waste under any rules or regulations promulgated under any of the foregoing statutes.

“INDEBTEDNESS” shall mean, with respect to any Person, without duplication, all indebtedness, liabilities and obligations of such Person which in accordance with GAAP are required to be classified upon a balance sheet of such Person as liabilities of such Person, and in any event shall include all (a) obligations of such Person for borrowed money or which have been incurred in connection with the purchase or other acquisition of Property, (b) obligations secured by any Lien (other than mechanics’, materialman’s, architect’s, or similar Lien arising in the ordinary course of a construction business) on, or payable out of the proceeds of or production from, any Property owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligations, (c) indebtedness, liabilities and obligations of third parties, including joint ventures and partnerships of which such Person is a venturer or general partner, recourse to which may be had against such Person, (d) obligations created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of such Property, (e) Capitalized Lease Obligations of such Person, (f) the aggregate undrawn face amount of all letters of credit issued for the account of and/or upon the application of such Person together with all unreimbursed drawings with respect thereto, and (g) trade account payables and all other liabilities of such Person as defined by GAAP.

“INTERCOMPANY DOCUMENTS” are the following: Intercompany Revolving Credit Agreement by and between Borrower and the Subsidiaries, Intercompany Notes from each of the Subsidiaries evidencing such Subsidiary’s borrowing under the Intercompany Revolving Credit Agreement and the Intercompany Security Agreement from each Subsidiary to Borrower securing the indebtedness of such Subsidiary to Borrower and the UCC-l’s relative thereto.

“INTERCOMPANY NOTE PLEDGE AGREEMENT” shall mean that agreement whereby Borrower pledges to Lender all of its right, title and interest in the Intercompany Notes.

“INTEREST RATE” shall mean the Prime Rate plus one percent (1%).

“INVESTMENT” shall mean any investment by Borrower or any Subsidiary in any Person, whether payment therefor is made in cash or capital stock of Borrower or any Subsidiary, and whether such investment is by acquisition of stock or Indebtedness, or by loan, advance, transfer of Property out of the ordinary course of business, capital contribution, equity or profit sharing interest or extension of credit on terms other than those normal in the ordinary course of business or otherwise.

“LAWS” means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any government or political subdivision or agency or authority thereof (including, without limitation, the states of Missouri, Illinois and Delaware), or of any court or similar entity having jurisdiction over Borrower or the Collateral.

“LIEN” shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract, including, without limitation, any security interest, mortgage, deed of trust, pledge, hypothecation, judgment lien or other lien or encumbrance of any kind or nature whatsoever, any conditional sale or trust receipt, any lease, consignment or bailment for security purposes and any Capitalized Lease. The term “Lien” shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property.

“LOAN” shall mean that certain revolving credit loan of up to $2, 500,000 to be made by Lender to Borrower, pursuant to this Agreement.

“LOAN DOCUMENTS” means this Agreement, the Note, the Security Agreement and all financing statements hi connection therewith, and any and all other documents or instruments now or hereafter evidencing or securing the Loan, and all those documents specified in Section 2.07 hereof and each and every other document to be delivered from time to time pursuant to this Agreement with respect to the Loan or otherwise.

“LOCK BOX ACCOUNT” shall have the meaning ascribed to that term in Section 2.07 hereof.

“LOCK BOX AGREEMENT” shall have the meaning ascribed to that term in Section 2.07 hereof.

“MATERIAL ADVERSE EFFECT” shall mean (a) a material adverse effect on the Properties, assets, liabilities, business, operations, prospects, income or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, (b) material impairment of Borrower’s ability to perform any of its obligations under this Agreement, the Note, or any of the other Loan Documents or (c) material impairment of the enforceability of the rights of, or benefits available to, the Lender under this Agreement, the Note, or any of the other Loan Documents.

“MATURITY DATE” means the second anniversary of the date of the Note.

“MULTI-EMPLOYER PLAN” shall mean a “multi-employer plan” as defined in Section 4001(a)(3) of ERISA which is maintained for employees of Borrower, any Subsidiary or any ERISA Affiliate or to which Borrower, any Subsidiary or any ERISA Affiliate has contributed in the past or currently contributes.

“NET WORTH” shall mean the sum of the following items as shown on the consolidated balance sheet of Borrower and its Subsidiaries: (i) common stock, plus (ii) retained earnings, plus (iii) paid in capital, minus (iv) treasury stock, and minus (v) contract rights, licenses, patents, trademarks, trade names, good will and other similar assets.

“NOTE” means the Revolving Credit Note delivered to Lender, a copy of which is attached hereto as Exhibit A.

“NOTICE OF REVOLVING CREDIT BORROWING” shall have the meaning ascribed thereto in Section 2.02.

“OBLIGATIONS” means any and all present and future indebtedness, liabilities and obligations of Borrower to Lender respecting this Loan, including, without limitation, the following obligations of Borrower:

A. To pay the principal of and interest on the Note in accordance with the terms thereof and to satisfy all of its other obligations and liabilities to Lender under the Loan Documents;

B. To repay to Lender all amounts advanced by Lender hereunder, or under any of the other Loan Documents; and

C. To reimburse Lender, on demand, for all of Lender’s expenses and costs, including the reasonable fees and expenses of its counsel, agents and advisors, in connection with the Loan and enforcement of the Loan Documents, or any of them, whether or not litigation is commenced.

“OBLIGOR” shall mean the Borrower, each Guarantor and each other Person who is or shall at any time hereafter become primarily or secondarily liable on any of the Obligations or who grants the Lender a Lien upon any of the Property of such Person as security for any of the Obligations.

“OCCUPATIONAL SAFETY AND HEALTH LAWS” shall mean the Occupational Safety and Health Act of 1970, as amended, and any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning employee health and/or safety, as now or at any time hereafter in effect.

“OPERATING LEASE” shall mean any lease of Property, whether real and/or personal, by a Person as lessee which is not a Capitalized Lease.

“OPERATING LEASE EXPENSE” shall mean, for the period in question, the aggregate amount of all Operating Lease Expenses during such period, determined in accordance with GAAP.

“OPERATING LEASE EXPENSES” shall mean with respect to any Person, for the period in question, the aggregate amount of rental and other expenses incurred by such Person in respect of Operating Leases during such period, all determined in accordance with GAAP.

“PBGC” shall mean the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

“PENSION PLAN” shall mean a “pension plan,” as such term is defined in Section 3(2) of ERISA, which is established or maintained by Borrower, any Subsidiary or any ERISA Affiliate, other than a Multi-Employer Plan.

“PERSON” shall mean any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, entity or government (whether national, Federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

“PRIME RATE” shall mean the interest rate announced from time to time by Lender as its “prime rate” on commercial loans (which rate shall fluctuate as and when said prime rate shall change). Borrower acknowledges that such “prime rate” is a reference rate and does not necessarily represent the lowest or best rate offered by Lender to its customers.

“PROPERTY” shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible. Properties shall mean the plural of Property. For purposes of this Agreement, Borrower and each Subsidiary shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

“RCRA” shall mean the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§6901 et seq., and any future amendments.

“RELEASE” shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment, including, without limitation, the abandonment or discarding of barrels, drums, containers, tanks and/or other receptacles containing (or containing traces of) any Hazardous Substance.

“REPORTABLE EVENT” shall have the meaning given to such term in ERISA.

“REVOLVING CREDIT AVAILABILITY” shall mean the amount identified as “Revolving Credit Availability” on the most recent Borrowing Base Certificate (in the form of Exhibit C attached hereto) delivered to Lender in accordance with Section 2.01 below.

“REVOLVING CREDIT LOANS” shall have the meaning ascribed thereto in Section 2.01(a).

“REVOLVING CREDIT PERIOD” shall mean the period commencing on the date of this Agreement and ending March 30, 2005.

“SECURITY AGREEMENT” shall mean that certain Assignment of Security Agreement and Collateral dated as of the date hereof and executed by the Borrower in favor of the Lender, in the form of Exhibit B attached hereto, as the same may from time to time be amended, modified, extended, renewed or restated, by an instrument in writing signed by all parties thereto.

“SUBSIDIARY” shall mean any corporation or other entity of which more than Fifty Percent (50%) of the issued and outstanding capital stock or other equity interests entitled to vote for the election of directors or persons performing similar functions (other than by reason of default in the payment of dividends or other distributions) is at the time owned directly or indirectly by Borrower and/or any Subsidiary.

“TOTAL OUTSTANDING REVOLVING CREDIT LOANS” shall mean, as of any date, the aggregate principal amount of all Revolving Credit Loans outstanding as of such date.

“UNLIMITED GUARANTY” shall mean that Continuing Contract of Guaranty, dated as of even date herewith, and executed and delivered by the Guarantors.

“VOTING STOCK” shall mean, with respect to any corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

“WELFARE PLAN” shall mean a “welfare plan” as such term is defined in Section 3(1) of ERISA, which is established or maintained by Borrower, any Subsidiary or any ERISA Affiliate, other than a Multi-Employer Plan.

1.02. Accounting Terms and Determinations. Except as otherwise specified in this Agreement, all accounting terms used in this Agreement shall be interpreted, all accounting determinations under this Agreement shall be made and all financial statements required to be delivered under this Agreement shall be prepared in accordance with GAAP as in effect from time to time, applied on consistent basis (except for changes approved by Lender and by Borrower’s independent certified public accountants).

SECTION II. THE LOAN TERMS

2.01. Loan.

(a) Subject to compliance by Borrower with all of the terms and conditions hereinafter set forth, and predicated on the representations and warranties of Borrower hereunder, all of which are material and are being relied upon by Lender, being true and complete as of closing and as of each date of funding, and so long as no Default or Event of Default has occurred and is continuing, during the Revolving Credit Period, Lender agrees to advance funds to Borrower (a “Revolving Credit Loan”), from time to time, pursuant to Section 2.03, not to exceed, in the aggregate, the from time to time, Borrowing Base. Within the foregoing limits, Borrower may borrow under this Section 2.01(a), prepay under Section 2.05 and reborrow at any time during the Revolving Credit Period under this Section 2.01 (a). All advances not paid prior to the last day of the Revolving Credit Period, together with all accrued and unpaid interest thereon and all fees and other amounts owing by Borrower to the Lender with respect thereto, shall be due and payable on the last day of the Revolving Credit Period.

(b) Borrower shall deliver to Lender as soon as possible following the execution of this Agreement (with respect to the month ended March 31, 2004) and on the thirtieth (30th) day of each month thereafter commencing April, 2004, a Borrowing Base Certificate in the form of Exhibit C attached hereto and incorporated herein by reference (a “Borrowing Base Certificate”) (together with such supporting information as the Lender may reasonably request in connection therewith) setting forth:

(i) the Borrowing Base and its components as of the end of the immediately preceding month;

(ii) the aggregate principal amount of all Revolving Credit Loans outstanding as of the end of the immediately preceding month; and

(iii) the aggregate undrawn face amount of all Letters of Credit outstanding as of the end of the immediately preceding month plus all unreimbursed drawings with respect thereto.

The Borrowing Base shown in such Borrowing Base Certificate shall be and remain the Borrowing Base hereunder until the next Borrowing Base Certificate is delivered to the Lender, at which time the Borrowing Base shall be the amount shown in such subsequent Borrowing Base Certificate. Each Borrowing Base Certificate shall be certified (subject to normal year-end adjustments) as being true, correct and complete in all material respects by the President or the chief financial officer of Borrower.

(c) If at any time the Total Outstanding Revolving Credit Loans are greater than the Borrowing Base as shown on the most recent Borrowing Base Certificate, Borrower shall be automatically required (without demand or notice of any kind by the Lender, all of which are hereby expressly waived by Borrower) to immediately repay the Revolving Credit Loans and/or surrender for cancellation the outstanding Letters of Credit, in either case in an amount sufficient to reduce the amount of the Total Outstanding Credit Loans to the amount of the Borrowing Base, and to reduce the Letter of Credit Obligations to the Letter of Credit Sublimit.

2.02. Method of Borrowing.

(a) Borrower shall give notice (a “Notice of Revolving Credit Borrowing”) to the Lender by 10:00 a.m. (St. Louis time) on the Domestic Business Day of each Revolving Credit Loan to be made to Borrower, specifying:

(i) the date of such Revolving Credit Loan, which shall be a Domestic Business Day; and

(ii) the aggregate principal amount of such Revolving Credit Loan.

Such Notice of Revolving Credit Borrowing may be delivered by fax or e-mail, or by telephone.

(b) A Notice of Revolving Credit Borrowing shall not be revocable by Borrower.

(c) Not later than 2:00 p.m. (St. Louis time) on the date of each Revolving Credit Loan, Lender shall make available such Revolving Credit Loan, in Federal or other funds immediately available in St. Louis, Missouri, to the Borrower by crediting such funds to a demand deposit account of Borrower at Lender.

(d) Borrower hereby irrevocably authorizes Lender to rely on telephonic, telegraphic, telecopy, telex or written instructions of any person identifying himself or herself as one of the individuals listed on Schedule 2.02 attached hereto (or any other individual from time to time authorized to act on behalf of Borrower pursuant to a resolution adopted by the Board of Directors of Borrower and certified by the Secretary of Borrower and delivered to the Lender) (each, an “Authorized Person”) with respect to any request to make a Revolving Credit Loan or a repayment hereunder, and on any signature which the Lender believes to be genuine, and Borrower shall be bound thereby in the same manner as if such individual were actually indemnify the Lender and to hold the Lender harmless from and against any and all claims, demands, damages, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) relating to or arising out of or in connection with the acceptance of instructions purportedly given by any Authorized Person for making Revolving Credit Loans or repayments hereunder.

2.03. The Note. The Revolving Credit Loan shall be evidenced by and payable as to principal and interest in accordance with the terms of a recourse, negotiable revolving credit promissory note of Borrower (the “Note”), dated as of the date hereof, being in the original principal amount of $2, 500,000, and substantially in the form of Exhibit A attached hereto and incorporated by reference herein. Lender shall record in its books and records the date, amount, type and maturity of each Revolving Credit Loan made by it and the date and amount of each payment of principal and/or interest made by Borrower with respect thereto; provided, however, that the obligation of Borrower to repay each Revolving Credit Loan made to Borrower under this Agreement shall be absolute and unconditional, notwithstanding any failure of Lender to make any such recordation or any mistake by Lender in connection with any such recordation. The books and records of Lender showing the account between Lender and Borrower shall be conclusive evidence of the items set forth therein in the absence of demonstrable error.

2.04. Interest Rates and Interest Payments. So long as no Event of Default has occurred and is continuing, the Revolving Credit Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Revolving Credit Loan is made until it becomes due, at the Interest Rate. So long as any Event of Default has occurred and is continuing, the Revolving Credit Loan shall bear interest on the outstanding principal amount thereof, at a per annum rate equal to the Prime Rate plus five percent (5%). Such interest shall be payable monthly in arrears on the thirtieth (30th) day of each month, commencing on the later of April 30, 2004, and at the maturity of the Note (whether by reason of acceleration or otherwise). From and after the maturity of the Note, whether by reason of acceleration or otherwise, the Revolving Credit Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Prime Rate plus five percent (5%). Interest shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed.

2.05. Voluntary Prepayments. Borrower may upon notice to the Lender, pay, without penalty or premium, the Revolving Credit Loan, in whole at any time, or in part from time to time.

2.06. Mandatory Prepayments. The Borrower is required to prepay the Note (or, as regards Letter of Credit Obligations, to surrender for cancellation the applicable outstanding Letters of Credit) whenever, and as often as may be necessary to keep, the unpaid principal balance thereof from exceeding the Borrowing Base.

2.07. Collateral for Obligations of Borrower to Lender; Establishment of Lock Box Arrangement.

(a) To secure and provide for the prompt payment of, or on account of, all Obligations hereunder, Borrower agrees to and does hereby assign, transfer and convey, and grant to

Lender a continuing security interest and lien, all in form acceptable to Lender, in and to the Collateral. Borrower shall execute or cause to be executed any and all documents reasonably requested from time to time by Lender (such documents to be in form and substance reasonably satisfactory to Lender) to perfect Lender’s security interest or lien in the Collateral, including but not limited to this Agreement, the Note, the Security Agreement, the Intercompany Note Pledge Agreement and such Uniform Commercial Code financing statements, collateral schedules, stock powers, original stock certificates and other documents as Lender may require in connection therewith.

(b) Borrower will instruct its Account Debtors, if any, and shall cause each of its Subsidiaries to instruct such Subsidiary’s Account Debtors to remit all accounts payable to a lock box account established with Lender (the “Lock Box Account”) to which Lender shall have sole access and control. All deposits to such Lock Box Account shall constitute additional Collateral and shall not be deemed payment of the Obligations. Until such time as an uncured Event of Default occurs, such payables so received will be deposited daily by Lender into the account of each such Subsidiary with Lender. Upon the occurrence of an uncured Event of Default Lender shall apply the payables as it so elects. The parties hereto and the Subsidiaries agree to enter into a lock box agreement, substantially in the form of Exhibit F attached hereto (the “Lock Box Agreement”).

2.08. Conditions Precedent to the Closing of this Loan. Set forth below is a list of the documents to be executed and delivered, and the actions to be taken, all of which are conditions precedent to the closing of this Loan, as follows:

(a) This Agreement and the Note, each duly executed by Borrower;

(b) The Security Agreement in the form of Exhibit B and Intercompany Note Pledge Agreement in the form of Exhibit D hereto and such Uniform Commercial Code financing statements, collateral schedules, stock powers, original stock certificates and other documents as Lender may require in connection therewith, each duly executed by Borrower;

(c) The Unlimited Guaranty:

(d) Completion by Lender of its review of all material, licenses, contracts and contingent liabilities;

(e) A copy of the resolutions of the Board of Directors of the Borrower duly adopted, which authorize the execution, delivery and performance of this Agreement, the Note, the Security Agreement, the Intercompany Note Pledge Agreement and the other Loan Documents to be executed by Borrower, certified by its secretary;

(f) A copy of the resolutions of the board of Directors of each Subsidiary duly adopted which authorize the execution, delivery and performance of the Intercompany

Documents, certified by the secretary thereof (or comparable officer in the case of a Subsidiary which is not a corporation);

(g) A copy of the Certificate and Articles of Incorporation of Borrower and any amendments thereto, the By-laws of Borrower, and an incumbency certificate, certified by the Secretary of Borrower, and Certificates of Good Standing of Borrower in the State of its incorporation;

(h) For each Subsidiary, a copy of the Certificate and Articles of Incorporation of such Subsidiary and any amendments thereto, the By-Laws of such Subsidiary, and an incumbency certificate, all certified by the Secretary of such Subsidiary and a Certificate of Good Standing for such Subsidiary in the State of its incorporation;

(i) The initial Borrowing Base Certificate and the Notice of Revolving Credit Borrowing required by Sections 2.01(b) and 2.02;

(j) Evidence of the proper filing of UCC-1 Financing Statement perfecting the first priority security interests in favor of the Lender in the Collateral;

(k) A Subordination Agreement executed by Harbinger Mezzanine Partners, L.P. (“Harbinger”) and Lender whereby Harbinger subordinates its security interest in the accounts receivable of TEAMM Pharmaceuticals, Inc. (the “TEAMM Collateral”) to that of Lender’s security interest in the same;

(l) Amendments to the UCC-1’s filed by Harbinger subordinating its security interest in the TEAMM Collateral in and to that of Lender;

(m) Evidence satisfactory to the Lender that the insurance required of this Agreement and the other Loan Documents is in full force and effect together with loss payable endorsements in form and substance satisfactory to the Lender, duly executed by the insurance company;

(n) copies of all financial statements and other Exhibits and Schedules required by this Agreement and the other Loan Documents, together with a compliance certificate executed by the chief financial officer of Borrower evidencing that, after giving effect to the transactions hereunder Borrower and any Subsidiaries, on a consolidated basis, will be in compliance with the covenants set out in Section 4.15;

(o) Such other agreements, documents, instruments and certificates as the Lender may reasonably request.

SECTION III. REPRESENTATIONS AND WARRANTIES

Borrower hereby represent and warrant to Lender that:

3.01. Existence and Power. Borrower and each Subsidiary: (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite corporate or other powers required to carry on its business as now conducted; (c) has all requisite governmental and regulatory licenses, authorizations, consents and approvals required to carry on its business as now conducted, except such licenses, authorizations, consents and approvals the failure to have could not reasonably be expected to have a Material Adverse Effect; and (d) is qualified to transact business as a foreign corporation (or applicable other entity) in, and is in good standing under the laws of, all jurisdictions in which it is required by applicable law to maintain such qualification and good standing except for those states in which the failure to qualify or maintain good standing could not reasonably be expected to have a Material Adverse Effect.

3.02. Authorization. The execution, delivery and performance by Borrower of this Agreement, the Note, and the other Loan Documents to which each is a party are within the powers of Borrower and have been duly authorized by all necessary corporate or other action.

3.03. Binding Effect. This Agreement, the Note, the Security Agreement and the other Loan Documents to which a Borrower is a party and which have been executed contemporaneously with or prior to the execution of this Agreement have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the other Loan Documents to which Borrower is a party which were not executed contemporaneously with or prior to the execution of this Agreement, when executed and delivered in accordance with this Agreement, will constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.04. Financial Statements. Borrower and the Subsidiaries have furnished Lender with the following financial statements, identified by the chief financial officer of, respectively, Borrower and each such Subsidiary: (a) balance sheets and statements of income, retained earnings and cash flows of such party as of and for the fiscal year ended September 30, 2003. all certified by the independent certified public accountant of such party, which financial statements have been prepared in accordance with GAAP consistently applied; and (b) unaudited balance sheets and statements of income, retained earnings and cash flows of such party as of and for the month ended February 29, 2004 , certified by the chief financial officer of such party as being true, correct and complete in all material respects and that such financial statements have been prepared in accordance with GAAP consistently applied. Borrower and each Subsidiary hereby represents and warrants to Lender that (a) said financial statements fairly present the condition of Borrower and such Subsidiary as of the dates thereof, (b) there has been no material adverse change in the condition or operation, financial or otherwise, of Borrower and such Subsidiary from the condition or operation, financial or otherwise, of Borrower and such Subsidiary from that set forth in the information furnished as of February 29, 2004, and (c) neither Borrower nor any Subsidiary had any direct or contingent liabilities which were not disclosed on said financial statements or the notes thereto (to the extent such disclosure is required by GAAP).

3.05. Litigation. Except as disclosed on Schedule 3.05 attached hereto, there is no action or proceeding pending or, to the knowledge of Borrower, threatened against or affecting Borrower or any Subsidiary before any court, arbitrator or any governmental, regulatory or administrative body, agency, instrumentality, authority or official which, if determined adversely against Borrower or any Subsidiary, could reasonably be expected to have a Material Adverse Effect. Neither Borrower nor any Subsidiary is in default with respect to any order, writ, injunction, decision or decree of any court, arbitrator or any governmental, regulatory or administrative body, agency, instrumentality, authority or official, a default under which could reasonably be expected to have a Material Adverse Effect. There are no outstanding judgments against Borrower or any Subsidiary.

3.06. Pension and Welfare Plans. Each Pension Plan and Welfare Plan complies in all material respects with ERISA and all other applicable statutes and governmental and regulatory rules and regulations; no Reportable Event has occurred and is continuing with respect to any Pension Plan; neither Borrower nor any Subsidiary nor any ERISA Affiliate has withdrawn from any Multi-Employer Plan in a “complete withdrawal” or a “partial withdrawal” as defined in Sections 4203 or 4205 of ERISA, respectively; neither Borrower nor any Subsidiary nor any ERISA Affiliate has entered into an agreement pursuant to Section 4204 of ERISA; neither Borrower nor any Subsidiary nor any ERISA Affiliate has any withdrawal liability with respect to a Multi-Employer Plan; no steps have been instituted by Borrower or any Subsidiary or any ERISA Affiliate to terminate any defined benefit Pension Plan; no condition exists or event or transaction has occurred in connection with any Pension Plan, any Pension Plan that is subject to Section 302 of ERISA, Multi-Employer Plan or Welfare Plan which could result in the incurrence by Borrower or any Subsidiary or any ERISA Affiliate of any material liability, fine or penalty; and neither Borrower nor any Subsidiary nor any ERISA Affiliate is a “contributing sponsor” as defined in Section 4001(a)(13) of ERISA of a “single-employer plan” as defined in Section 4001(a)(15) of ERISA which has two or more contributing sponsors at least two of whom are not under common control. Except as disclosed on the consolidated financial statements of Borrower and its Subsidiaries delivered by Borrower to Lender, neither Borrower nor any Subsidiary nor any ERISA Affiliate has any unfunded liability with respect to any Welfare Plan.

3.07. Tax Returns and Payment. Borrower and each Subsidiary have filed all Federal, state, local and other income and other tax returns which are required to be filed and has paid all taxes which have become due and payable pursuant to such returns and all other taxes, assessments, fees and other governmental charges upon Borrower or such Subsidiary, as the case may be, and upon their Properties, income and franchises which have become due and payable by Borrower or such Subsidiary, as the case may be, except those wherein the amount, applicability or validity are being contested by Borrower or such Subsidiary, as the case may be, by appropriate proceedings being diligently conducted in good faith and in respect of which adequate reserves in accordance with GAAP have been established. There is no asserted or assessed (or to the knowledge of Borrower, proposed) tax deficiency against Borrower or any Subsidiary which, if determined adversely against Borrower or any Subsidiary, could reasonably be expected to have a Material Adverse Effect.

3.08. Subsidiaries. Borrower has no Subsidiary other than as identified on Schedule 3.08 attached hereto. Schedule 3.08 correctly sets forth the jurisdiction of organization, the number of shares of each class of common and preferred stock (or other ownership interests) authorized for such corporation, the number of outstanding and the percentage of the outstanding shares of each such class owned, directly or indirectly, by Borrower. All of the issued and outstanding capital stock of each Subsidiary is duly authorized, validly issued and fully paid and nonassessable. Except as disclosed on Schedule 3.08 attached hereto, the Borrower does not own or hold, directly or indirectly, any capital stock or equity security of, or any equity interest in, any corporation or business. Borrower may at any time amend, modify or supplement Schedule 3.08 by notifying Lender in writing of any changes thereto, including any formation, acquisition, merger or liquidation of any Subsidiary or any change in the capitalization of any Subsidiary, in each case, in accordance with the terms of this Agreement, and thereby the representations and warranties contained in this Section 3.08 shall be amended accordingly so long as such amendment, modification or supplement is made within thirty (30) days after the occurrence of any such changes in the facts stated therein and that such changes reflect transactions that are permitted under this Agreement.

3.09. Compliance With Other Instruments; None Burdensome. Neither the Borrower nor any Subsidiary is a party to any contract, agreement, document or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect and which is not disclosed on the financial statements heretofore submitted to Lender; neither the execution and delivery of the Loan Documents, the consummation of the transactions therein contemplated or the compliance with the provisions thereof by the Borrower will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Borrower, or any of the provisions of the Certificate of Incorporation or Bylaws (or equivalent) of Borrower or any of the provisions of any indenture, agreement, document, instrument or undertaking to which Borrower is a party or subject, or by which Borrower or any Property of Borrower is bound, or conflict with or constitute a default thereunder or result in the creation or imposition of any Lien pursuant to the terms of any such indenture, agreement, document, instrument or undertaking (other than in favor of Lender pursuant to the Loan Documents). No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental, regulatory, administrative or public body or authority, or any subdivision thereof, or any other Person is required to authorize, or is required in connection with, the execution, delivery or performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents.

3.10. Other Indebtedness, Guarantees and Capitalized Leases. Except as disclosed on Schedule 3.10 attached hereto, neither Borrower nor any Subsidiary is a borrower, guarantor or obligor with respect to, or a lessee under, any Indebtedness, Guarantees or Capitalized Leases other than the Obligations. Borrower may at any time amend, modify or supplement Schedule 3.10 by notifying Lender in writing of any changes thereto, and thereby the representations and warranties contained in this Section 3.10 shall be amended accordingly so long as such amendment, modification or supplement is made within thirty (30) days after the occurrence of any such changes in the facts stated therein and that such changes reflect transactions that are permitted under this Agreement.

3.11. Labor Matters. Neither Borrower nor any Subsidiary is a party to any labor dispute which could reasonably be expected to have a Material Adverse Effect. There are no strikes or walkouts relating to any labor contract to which Borrower or any Subsidiary is subject which could reasonably be expected to have a Material Adverse Effect. Hours worked and payments made to the employees of Borrower and its Subsidiaries have not been in violation of (a) the Fair Labor Standards Act or (b) any other applicable law dealing with such matters, the violation of which could reasonably be expected to have a Material Adverse Effect. All payments due from the Borrower or any Subsidiary, or for which any claim may be made against any of them, in respect of wages, employee health and welfare insurance and/or other benefits have been paid or accrued as a liability on their respective books.

3.12. Title to Property. Borrower and each Subsidiary is the sole owner of, or has the legal right to use and occupy, all Property it claims to own or which is necessary for Borrower or such Subsidiary to conduct its business. Each of the Borrower and each Subsidiary enjoys peaceful and undisturbed possession in all material respects under all leases under which it is operating as a lessee.

3.13. Regulation U. The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of The Board of Governors of the Federal Reserve System, as amended) and no part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately (a) to purchase or carry margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock, or to refund or repay indebtedness originally incurred for such purpose or (b) for any purpose which entails a violation of, or which is inconsistent with, the provisions of any of the Regulations of The Board of Governors of the Federal Reserve System, including, without limitation, Regulations U, T or X thereof, as amended. If requested by the Lender, Borrower shall furnish to the Lender a statement in conformity with the requirements of Federal Reserve Form U-l referred to in Regulation U.

3.14. Multi-Employer Pension Plan Amendments Act of 1980. Borrower and each Subsidiary is in compliance with the Multi-Employer Pension Plan Amendments Act of 1980, as amended (“MEPPAA”), and has no liability for pension contributions pursuant to MEPPAA.

3.15. Investment Company Act of 1940; Public Utility Holding Company Act of 1935. Borrower is not an “investment company” as that term is defined in, and is not otherwise subject to regulation under, the Investment Company Act of 1940, as amended. Borrower is not a “holding company” as that term is defined in, and is not otherwise subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

3.16. Patents, Trademarks, Copyrights, Licenses, Etc. Except as disclosed on Schedule 3.16 attached hereto, neither Borrower nor any Subsidiary has any patents, patent applications, patent rights, trademarks, trademark applications, trademark rights, copyrights, licenses or other intellectual property which are material to the business of Borrower or any Subsidiary. Borrower may at any time amend, modify or supplement Schedule 3.16 by notifying the Lender in writing of any changes thereto, and thereby the representations and warranties contained in the first sentence of this Section 3.16 shall be amended accordingly so long as such amendment, modification or supplement is made within thirty (30) days after the occurrence of any such changes in the facts stated therein and that such changes reflect transactions that are permitted under this Agreement. Borrower and each Subsidiary possesses all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, licenses and other intellectual property necessary to conduct its business as presently conducted without conflict with any patent, patent right, trademark, trademark right, trade name, copyright, license or other intellectual property of any other Person, except where the failure to possess the same could not reasonably be expected to have a Material Adverse Effect.

3.17. Environmental and Safety and Health Matters. Except as disclosed on Schedule 3.17 attached hereto: (i) the operations of Borrower and each Subsidiary comply with all applicable Environmental Laws and all applicable Occupational Safety and Health Laws, the violation or noncompliance with which could reasonably be expected to have a Material Adverse Effect; (ii) none of the operations of the Borrower or any Subsidiary is subject to any Environmental Claim or any judicial, governmental, regulatory or administrative proceeding alleging the violation of any Occupational Safety and Health Law, which, if determined adversely against Borrower or Subsidiary, could reasonably be expected to have a Material Adverse Effect; (iii) none of the operations of the Borrower or any Subsidiary is the subject of any Federal or state investigation evaluating whether any remedial action is needed to respond to any Release of Hazardous Substances or any unsafe or unhealthful condition at any premises owned, leased or operated by Borrower or any Subsidiary, which, if determined adversely to Borrower or such Subsidiary, could reasonably be expected to have a Material Adverse Effect; (iv) neither Borrower nor any Subsidiary has filed any notice under any Environmental Law or Occupational Safety and Health Law indicating or reporting (A) any past or present spillage, leakage or Release into the environment of, or treatment, storage or disposal of, any Hazardous Substance or (B) any unsafe or unhealthful condition at any premises owned, leased or operated by Borrower or any Subsidiary; and (v) neither the Borrower nor any Subsidiary has any material contingent liability in connection with (A) any spillage, disposal or Release into the environment of, or otherwise with respect to, any Hazardous Substances or (B) any unsafe or unhealthful condition at any premises owned, leased or operated by Borrower or such Subsidiary.

3.18. No Default. No Default or Event of Default under this Agreement has occurred and is continuing. There is no existing default or event of default under or with respect to any indenture, contract, agreement, lease or other instrument to which Borrower or any Subsidiary is a party or by which any Property of Borrower or any Subsidiary is bound or affected, a default under which could reasonably be expected to have a Material Adverse Effect. Each of the Borrower and each Subsidiary has and is in full compliance with and in good standing with respect to all governmental and/or regulatory permits, licenses, certificates, consents and franchises necessary to continue to conduct its business as previously conducted by it and to own or lease and operate its Properties as now owned or leased by it, the failure to have or noncompliance with which could reasonably be expected to have a Material Adverse Effect, and, to the best of Borrower’s knowledge, none of said permits, certificates, consents or franchises contain any term, provision, condition or limitation more burdensome than such as are generally applicable to Persons engaged in the same or similar business as either of the Borrower or such Subsidiary, as the case may be. Neither Borrower nor any Subsidiary is in violation of any applicable statute, law, rule, regulation or ordinance of the United States of America, of any state, city, town, municipality, county or of any other jurisdiction, or of any agency thereof, a violation of which could reasonably be expected to have a Material Adverse Effect.

3.19. Government Contracts. Neither Borrower nor any Subsidiary is a party to or bound by any supply or purchase agreements with the Federal government or any state or local government or any agency thereof, the termination or cancellation of which could reasonably be expected to have a Material Adverse Effect.

3.20. Purchase and Other Commitments and Outstanding Bids. No material purchase or other commitment of Borrower or any Subsidiary is in excess of the normal, ordinary and usual requirements of its business, or was made at any price in excess of the then current market price, or, to the best of Borrower’s knowledge, contains terms and conditions more onerous than those usual and customary in the applicable industry. There is no material outstanding bid, sales proposal, contract or unfilled order of the Borrower or any Subsidiary which (a) will, or could if accepted, require the Borrower or any Subsidiary to supply goods or services at a cost to Borrower or any Subsidiary in excess of the revenues to be received therefor or (b) quotes prices which do not include a markup over reasonably estimated costs consistent with past markups on similar business based on market conditions current at that time.

3.21. Real Property. Schedule 3.21 attached hereto sets forth a true, correct and complete list of all real property owned or leased by Borrower or any Subsidiary (and, for each parcel of real property, stating whether it is owned or leased and whether it is a manufacturing facility, a distribution facility or a sales office and, if it is leased facility, the basic terms of the lease (i.e. name and address of landlord, term of lease and amount of rent and other payments). Borrower may at any time amend, modify or supplement Schedule 3.21 by notifying Lender in writing of any changes thereto, and thereby the representations and warranties contained in the first sentence of this Section 3.21 shall be amended accordingly so long as such amendment, modification or supplement is made within thirty (30) days after the occurrence of any such changes in the facts stated therein and that such changes reflect transactions that are permitted under this Agreement.

3.22. Disclosure. Neither this Agreement nor any of the Exhibits or Schedules hereto nor any certificate or other data furnished to Lender in writing by or on behalf of the Borrower or any Subsidiary in connection with the transactions contemplated by this Agreement contains any untrue or incorrect statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. To the best knowledge of Borrower, there is no fact peculiar to Borrower or any Subsidiary which presently has a Material Adverse Effect or in the future (so far as Borrower can now foresee) could reasonably be expected to have a Material Adverse Effect, which has not heretofore been disclosed in writing by the Borrower to the Lender.

3.23. Borrower’s Capital. The authorized capital of Borrower is as set out on Schedule 3.23 attached hereto.

SECTION IV. BORROWER’S COVENANTS

Borrower covenants and agrees that, so long as Lender has any obligation to make a Revolving Credit Loan hereunder and/or any of the Obligations remain unsatisfied, it will comply with the following covenants:

4.01. Information. Borrower will deliver or cause to be delivered to the Lender:

(a) as soon as available and in any event within one hundred (120) days after the end of each fiscal year of Borrower, the balance sheet of Borrower as of the end of such fiscal year and the related statement of income, retained earnings and cash flows for such fiscal year, setting forth in each case, in comparative form, the figures for the previous fiscal year, all such financial statements to be prepared on a consolidated basis for Borrower and all of its Subsidiaries in accordance with GAAP consistently applied and audited by and accompanied by the unqualified opinion of independent certified public accountants selected by Borrower and reasonably acceptable to the Lender together with (i) a supplemental unaudited income statement with all consolidating entries through and including gross profits, (ii) a certificate from such accountants to the effect that, in making the examination necessary for the signing of such annual audit report, such accountants have not become aware of any Default or Event of Default that has occurred and is continuing, or, if such accountants have become aware of any such event, describing it and the steps, if any, being taken to cure it and (iii) the computations of such accountants evidencing compliance with the financial covenants contained in Section 4.15 of this Agreement;

(b) as soon as available and in any event within thirty (30) days after the end of each month, the balance sheet of Borrower as of the end of such month and the related statement of income, retained earnings and cash flows for such month and for the portion of Borrower’s fiscal year ended at the end of such month, on a consolidated basis for Borrower and all of its Subsidiaries setting forth in each case in comparative form, (i) the figures for the corresponding month and the corresponding portion of Borrower’s previous fiscal year, and (ii) Borrower’s budgeted projections for such month and for the portion of Borrower’s fiscal year ended at the end of such month, all in reasonable detail and satisfactory in form to the Lender and accompanied by a supplemental income statement with all consolidating entries through and including gross profits and certified (subject to normal year-end adjustments and footnote disclosures) as to fairness of presentation, GAAP and consistency by the President, Chief Operating Officer or the chief financial officer of Borrower;

(c) thirty (30) days after the end of each calendar quarter, a certificate of the President, Chief Operating Officer or the chief financial officer of Borrower in the form attached hereto as Exhibit D and incorporated herein by reference, accompanied by supporting financial work sheets where appropriate, (i) evidencing Borrower’s compliance with the financial covenants contained in Section 4.15 of this Agreement, (ii) stating whether there exists on the date of such certificate any Default or Event of Default and, if any Default or Event of Default then exists, setting forth the details thereof and the action which Borrower is taking or proposes to take with respect thereto and (iii) certifying that all of the representations and warranties of Borrower and/or any other Obligor contained in this Agreement and/or in any of the other Loan Documents are true and correct in all material respects on and as of the date of such certificate as if made on and as of the date of such certificate;

(d) as soon as available and in any event within ninety (90) days after the beginning of each fiscal year of Borrower, a copy of the federal income tax return of Borrower for the prior fiscal year;

(e) with reasonable promptness, such further information regarding the business, affairs and financial condition of Borrower or any Subsidiary as the Lender may from time to time reasonably request; and

(f) within thirty (30) days after the end of each month, a Borrowing Base Certificate as of the end of the preceding month.

4.02. Payment of Indebtedness. Borrower will, and will cause each Subsidiary to, (i) pay and discharge any and all Indebtedness payable or Guaranteed by Borrower or such Subsidiary, as the case may be, and any interest or premium thereon, when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) in accordance with the agreement, document or instrument relating to such Indebtedness or Guarantee (provided, however, that neither Borrower nor any Subsidiary shall be required to pay any such Indebtedness consisting of trade accounts payable the payment of which is being contested in good faith and by appropriate proceedings being diligently conducted and for which adequate reserves in accordance with GAAP have been provided, except that Borrower or such Subsidiary, as the case may be, shall pay or cause to be paid all such trade accounts payable forthwith upon the commencement of proceedings to foreclose any Lien which is attached as security therefor, unless such foreclosure is stayed by the filing of an appropriate bond in a manner reasonably satisfactory to the Lender) and (ii) perform, observe and discharge in all material respects all covenants, conditions and obligations which are imposed upon Borrower or such Subsidiary, as the case may be, by any and all agreements, documents, instruments and indentures evidencing, securing or otherwise relating to such Indebtedness or Guarantee.

4.03. Maintenance of Books and Records; Consultations and Inspections. Borrower will, and will cause each Subsidiary to, maintain books and records sufficient to permit the preparation of financial statements in accordance with GAAP and in which true, correct and complete entries shall be made of all dealings and transactions in relation to its business. Borrower will, and will cause each Subsidiary to, permit the Lender (and any Person appointed by the Lender) to discuss the affairs, finances and accounts of Borrower and each Subsidiary with the officers of Borrower and each Subsidiary and, upon oral or written notice to Borrower, its independent public accountants, all at such reasonable times and as often as Lender may from time to time reasonably request. Borrower will also permit, and will cause each Subsidiary to permit, inspection of its Properties, books and records by the Lender during normal business hours and at other reasonable times. Borrower will reimburse the Lender upon demand for all reasonable costs and expenses incurred by the Lender in connection with any such inspection conducted by the Lender while any Default or Event of Default under this Agreement has occurred and is continuing. Borrower irrevocably authorizes Lender to, upon oral or written notice to Borrower, communicate directly with their independent public accountants and irrevocably authorize and direct such accountants to disclose to the Lender any and all information with respect to the business and financial condition of Borrower and its Subsidiaries as the Lender may from time to time reasonably request in writing.

4.04. Payment of Taxes. Borrower will, and will cause each Subsidiary to, duly file all Federal, state and local income tax returns and all other tax returns and reports of Borrower or such Subsidiary, as the case may be, which are required to be filed and duly pay and discharge promptly all taxes, assessments and other governmental charges imposed upon it or any of its Property; provided, however, that neither Borrower nor any Subsidiary shall be required to pay any such tax, assessment or other governmental charge the payment of which is being contested in good faith and by appropriate proceedings being diligently conducted and for which adequate reserves in accordance with GAAP have been provided, except that Borrower or such Subsidiary, as the case may be, shall pay or cause to be paid all such taxes, assessments and governmental charges forthwith upon the commencement of proceedings to foreclose any Lien which is attached as security therefor, unless such foreclosure is stayed by the filing of an appropriate bond in a manner reasonably satisfactory to the Lender.

4.05. Payment of Claims. Borrower will, and will cause each Subsidiary to, promptly pay and discharge (i) all trade accounts payable in accordance with its usual and customary business practices as in effect on the date of this Agreement (but in no event later than thirty (30) days after the due date thereof) and (ii) all claims for work, labor or materials which if unpaid does or could reasonably be expected to become a Lien upon any of its Property; provided, however, that neither Borrower nor any Subsidiary shall be required to pay any such account payable or claim the payment of which is being contested in good faith and by appropriate proceedings being diligently conducted and for which adequate reserves in accordance with GAAP have been provided, except that Borrower or such Subsidiary, as the case may be, shall pay or cause to be paid all such accounts payable and claims forthwith upon the commencement of proceedings to foreclose any Lien which is attached as security therefor, unless such foreclosure is stayed by the filing of an appropriate bond in a manner reasonably satisfactory to the Lender.

4.06. Corporate Existence. Borrower will, and will cause each Subsidiary to, do all things necessary to (i) preserve and keep in full force and effect at all times its corporate or other existence and all permits, licenses, franchises and other rights material to its business, be duly qualified to do business and be in good standing in all jurisdictions where the nature of its business or its ownership of Property requires such qualification except for those jurisdictions in which the failure to qualify or be in good standing could not reasonably be expected to have a Material Adverse Effect.

4.07. Maintenance of Property. Borrower will, and will cause each Subsidiary to, at all times, preserve and maintain all of the Property used or useful in the conduct of its business in good condition, working order and repair, ordinary wear and tear excepted.

4.08. Compliance with Laws, Regulations, Etc. Borrower will, and will cause each Subsidiary to, (i) comply with any and all laws, ordinances and governmental and regulatory rules and regulations to which Borrower or such Subsidiary, as the case may be, is subject (including, without limitation all Occupational Safety and Health Laws and all Environmental Laws), the violation of which or failure to comply with which could reasonably be expected to have a Material Adverse Effect and (ii) obtain any and all licenses, permits, franchises and other governmental and regulatory authorizations necessary to the ownership of its Properties or to the conduct of its business, the failure to obtain which license, permit, franchise and/or other governmental or regulatory authorization could reasonably be expected to have a Material Adverse Effect.

4.09. Environmental Matters. Borrower will give Lender prompt written notice of (i) any Environmental Claim or any other action or investigation with respect to the existence or potential existence of any Hazardous Substances instituted or threatened with respect to Borrower or any Subsidiary or any of the Properties or facilities owned, leased or operated by Borrower or any Subsidiary which, if determined adversely to Borrower or any Subsidiary, could reasonably be expected to have a Material Adverse Effect and (ii) any condition or occurrence on any of the Properties or facilities owned, leased or operated by Borrower or any Subsidiary which constitutes a violation in any material respect of any Environmental Laws or which gives rise to a reporting obligation or requires removal or remediation under any Environmental Laws. Within thirty (30) days after the giving of any such notice, Borrower shall deliver to the Lender Borrower’s plan with respect to any removal or remediation required by any Environmental Law or any other applicable law, rule or regulation and Borrower agrees to complete any such removal and/or remediation within the time required thereby. Borrower shall promptly provide the Lender with copies of all documentation relating thereto, and such other information with respect to environmental matters as the Lender may reasonably request from time to time.

4.10. ERISA Compliance. If Borrower, any Subsidiary or any ERISA Affiliate shall have any Pension Plan, Borrower, such Subsidiary or such ERISA Affiliate, as the case may be, shall comply in all material respects with all requirements of ERISA relating to such Pension Plan. Without limiting the generality of the foregoing, Borrower will not, and will not cause or permit any Subsidiary or any ERISA Affiliate to:

(a) permit any Pension Plan maintained by Borrower, any Subsidiary or any ERISA Affiliate to engage in any nonexempt “prohibited transaction,” as such term is defined in Section 4975 of the Code;

(b) permit any Pension Plan maintained by Borrower, any Subsidiary or any ERISA Affiliate to incur any “accumulated funding deficiency”, as such term is defined in Section 302 of ERISA, 29 U.S.C. § 1082, whether or not waived;

(c) terminate any Pension Plan in a manner which could result in the imposition of a Lien on any Property of Borrower, any Subsidiary or any ERISA Affiliate pursuant to Section 4068 of ERISA, 29 U.S.C. § 1368; or

(d) take any action which would constitute a complete or partial withdrawal from a Multi-Employer Plan within the meaning of Sections 4203 or 4205 of Title IV of ERISA.

Notwithstanding any provision contained in this Section 4.10 to the contrary, an act by Borrower or any Subsidiary shall not be deemed to constitute a violation of this Section 4.10 unless said action, individually or cumulatively with other acts of Borrower and its Subsidiaries, has or could reasonably be expected to have a Material Adverse Effect.

4.11. Notices. Borrower will notify the Lender in writing of any of the following within three (3) Domestic Business Days after any officer of Borrower has actual knowledge thereof, describing the same and, if applicable, the steps being taken by the Person(s) affected with respect thereto:

(a) the occurrence of any Default or Event of Default under this Agreement;

(b) the occurrence of any default or event of default by Borrower, any other Obligor or any Subsidiary under any note, indenture, loan agreement, mortgage, deed of trust, security agreement, lease or other similar agreement, document or instrument to which Borrower, any other Obligor or any Subsidiary, as the case may be, is a party or by which it is bound or to which it is subject;

(c) the institution of any litigation, arbitration proceeding or governmental or regulatory proceeding affecting Borrower, any other Obligor or any Subsidiary, whether or not considered to be covered by insurance, in which the prayer or claim for relief seeks recovery of an amount in excess of $ 100,000 (or, if no dollar amount is specified in the prayer or claim for relief, in which there is a reasonable likelihood of recovery of an amount in excess of $ 100,000) or any form of equitable relief which, if granted, could reasonably be expected to have a Material Adverse Effect;

(d) the entry of any judgment or decree against Borrower, any other Obligor or any Subsidiary;

(e) the occurrence of a Reportable Event with respect to any Pension Plan for which the PBGC has not waived notice; the filing of a notice of intent to terminate a defined benefit Pension Plan by Borrower, any ERISA Affiliate or any Subsidiary; the institution of proceedings to terminate a defined benefit

Pension Plan by the PBGC or any other Person; the withdrawal in a “complete withdrawal” or a “partial withdrawal” as defined in Sections 4203 and 4205, respectively, of ERISA by Borrower, any ERISA Affiliate or any Subsidiary from any Multi-Employer Plan; or the incurrence of any material increase in the contingent liability of Borrower or any Subsidiary with respect to any “employee welfare benefit plan” as defined in Section 3(1) of ERISA which covers retired employees and their beneficiaries;

(f) the occurrence of any event which could reasonably be expected to have a Material Adverse Effect;

(g) any change in the name of Borrower, any other Obligor or any Subsidiary;

(h) any proposed opening, closing or other change of any place of business of Borrower or any Subsidiary;

(i) any material change in Borrower’s or Subsidiary’s line(s) of business;

(j) the occurrence of any Change of Control Event; and

(k) the occurrence of such other events as the Lender may from time to time reasonably specify.

4.12. Insurance. Borrower will, and will cause each Subsidiary to, insure all of its Property of the character customarily insured by Persons engaged in the same or similar businesses similarly situated, against loss or damage of the kind customarily insured against by such Persons, at replacement cost, unless higher limits or coverage are reasonably required in writing by the Lender (in which event Borrower and/or the applicable Subsidiary will have thirty (30) days after written request by the Lender to obtain such additional insurance), and carry liability insurance and other insurance of a kind and in an amount generally carried by Persons engaged in the same or similar businesses similarly situated, unless higher limits or coverage are reasonably required in writing by the Lender (in which event Borrower and/or the applicable Subsidiary will have thirty (30) days after written request by the Lender to obtain such additional insurance). All insurance required by this Section 4.12 shall be with insurers rated B++ or better by A.M. Best Company (or accorded a similar rating by another nationally or internationally recognized insurance rating agency of similar standing if A.M. Best Company is not then in the business of rating insurers or rating foreign insurers) or such other insurers as may from time to time be reasonably acceptable to the Lender. Lender shall be named as a mortgagee and loss payee on all such property and liability insurance. Simultaneously with each delivery of financial statements under Section 4.01(a), Borrower shall deliver to the Lender a certificate of an officer of such Borrower specifying the details of all insurance then in effect and certifying that all of the premiums therefor which are then due and payable have been paid in full.

4.13. Further Assurances. Borrower will, and will cause any Subsidiary to, execute and deliver to the Lender, at any time and from time to time, any and all further agreements, documents and instruments with reasonable promptness after Lender’s request therefor, and take any and all further actions which may be required under applicable law, or which the Lender may from time to time reasonably request with reasonable promptness after any such request, in order to effectuate the transactions contemplated by this Agreement and the other Loan Documents.

4.14. Accountant. Borrower will give the Lender prompt notice of any change of Borrower’s independent certified public accountants and a statement of the reasons for such change. Borrower shall at all times utilize independent certified public accountants reasonably acceptable to the Lender.

4.15. Financial Covenants.

(a) Minimum Net North. Borrower’s minimum Net Worth shall at all times be greater than Ten Million Dollars ($10,000,000).

(b) Maximum Ratio of Consolidated Indebtedness to Net Worth. Borrower will not as of the end of any month ending on or after March 31, 2004, permit the ratio of (A) all Consolidated Indebtedness of Borrower to (B) Net Worth to exceed 2.5 to 1.00, all determined in accordance with GAAP.

4.16. Accounts. All U.S. depository accounts of the Borrower and any Subsidiaries shall be maintained with Lender, with the exception of certain small accounts which are set forth on Schedule 4.16 attached hereto and any other small accounts which may subsequently be disclosed to the Lender and which are acceptable to the Lender. The Borrower will have twelve (12) months from the date hereof to transfer all of its accounts respecting all treasury management services (including, without limitation, lock boxes, credit line sweeps, treasury management and similar accounts) to accounts with Lender.

4.17. Limitation on Indebtedness. Borrower will not, and will not cause or permit any Subsidiary to, incur or be obligated on any Indebtedness, either directly or indirectly, by way of Guarantee, suretyship or otherwise, other than:

(a) the Borrowers’ Obligations;

(b) unsecured trade accounts payable and other normal accruals incurred in the ordinary course of business which are not more than thirty (30) days past due (provided, however, that neither Borrower nor any Subsidiary shall be required to pay any such account payable or other accrual the payment of which is being contested in good faith and by appropriate proceedings being diligently conducted and for which adequate reserves in accordance with GAAP have been provided, except that Borrower or such Subsidiary, as the case may be, shall pay or cause to be paid all such accounts payable and accruals forthwith upon the commencement of proceedings to foreclose any Lien which is attached as security therefor, unless such foreclosure is stayed by the filing of an appropriate bond in a manner reasonably satisfactory to Lender);

(c) Indebtedness existing as of the date of this Agreement and listed on Schedule 3.10 attached hereto (and without giving effect to any amendment to Schedule 3.10 made by Borrower after the date of this Agreement as permitted by Section 3.10 of this Agreement);

(d) purchase money Indebtedness incurred solely to finance Capital Expenditures;

(e) Capitalized Lease Obligations; and

(f) contingent obligations, none of which shall be for guaranties of payment for borrowed money, not to exceed $100,000 at any one time without the prior written consent of Lender.

4.18. Limitation on Liens. Without the prior written approval of Lender, which approval shall be in Lender’s sole discretion, Borrower will not, and will not cause or permit any Subsidiary to, create, incur or assume, or suffer to be incurred or to exist, any Lien on any of its Property, whether now owned or hereafter acquired, or upon any income or profits therefrom, except for Permitted Liens. Borrower further agrees that it will not, without the prior written approval of Lender, which approval shall be in Lender’s sole discretion, enter into, assume or permit to exist any agreements with any Person other than the Lender, whether for borrowed money or otherwise, containing covenants similar in legal or practical effect to those set out in this Section IV.

4.19. Consolidation, Merger, Sale of Property, Etc.

(a) Borrower will not, and will not cause or permit any Subsidiary to, directly or indirectly merge or consolidate with or into any other Person or permit any other Person to merge into or with or consolidate with it; provided, however, that so long as no Default or Event of Default exists immediately before or immediately after giving effect to such merger or such consolidation, any wholly-owned Subsidiary may merge or consolidate with or into Borrower (provided that Borrower shall be the continuing or surviving corporation) or any other wholly-owned Subsidiary.

(b) Borrower will not, and will not cause or permit any Subsidiary to, (A) sell, assign, lease, transfer, abandon or otherwise dispose of any of its Property (including, without limitation, any shares of capital stock or other equity of a Subsidiary owned by Borrower or another Subsidiary) or (B) issue, sell or otherwise dispose of any shares of capital stock or other equity of any Subsidiary, except for (i) sales of Inventory in the ordinary course of business (which does not include a transfer of Inventory in partial or total satisfaction of any Indebtedness), and (ii) sales of equipment and other fixed assets in the ordinary course of business and sales of equipment and other fixed assets which are obsolete, worn-out or otherwise not used or useable in the ordinary course of its business, so long as the net proceeds thereof are used solely to purchase replacement equipment or fixed assets or assets of comparable quality or to pay or prepay (y) in the case of asset sales by any of the Borrower, Debt secured by any Permitted Lien encumbering the assets being sold or the Obligations (to the extent net cash proceeds not used to purchase replacement assets exceed $ 100,000 during any fiscal year) and (z) in the case of asset sales by a Subsidiary, Debt of such Subsidiary or a dividend or loan from such Subsidiary to Borrower.

4.20. Sale and Leaseback Transactions. Borrower will not, and will not cause or permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby Borrower or such Subsidiary shall in one or more related transactions sell, transfer or otherwise dispose of any Property owned by Borrower or such Subsidiary to any Person and then rent or lease, as lessee, such Property or any part thereof for a period or periods which in the aggregate would exceed twelve (12) months from the date of commencement of the lease term.

4.21. Transactions with Affiliates. Except for the transactions and arrangements described on Schedule 4.21 attached hereto as in effect on the date of this Agreement, Borrowers will not, and will not cause or permit any Subsidiary to, enter into or be a party to any transaction or arrangement with any Affiliate (including, without limitation, the purchase from, sale to or exchange of Property with, or the rendering of any service by or for, any Affiliate), except in the ordinary course of business and pursuant to the reasonable requirements of Borrower’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to Borrower or such Subsidiary than would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate.

4.22. Changes in Nature of Business. Borrower will not, and will not cause or permit any Subsidiary to, engage in any business if, as a result, the general nature of the business which would then be engaged in by Borrower and its Subsidiaries, considered as a whole, would be substantially changed from the general nature of the business engaged in by Borrower and its Subsidiaries, considered as a whole, as of the date of this Agreement.

4.23. Fiscal Year. Borrower will not, and will not cause or permit any Subsidiary to, change its fiscal year from a year ending September 30.

4.24. Stock Redemptions and Distributions. Borrower will not, and will not cause or permit any Subsidiary to, declare or incur any liability to make any Distribution in respect of the capital stock or other equity interest of Borrower or the capital stock or other equity interest of such Subsidiary, as the case may be, except that, so long as no Default or Event of Default has occurred and is continuing or would be created by or result from any such payment (i) each wholly-owned Subsidiary of Borrower shall be permitted to declare and pay cash dividends or distributions of other Property on its capital to its parent organization, and (ii) if Borrower has in effect an election to be taxed as a “Subchapter S Corporation,” such Borrower shall be permitted to make distributions to stockholders in an aggregate amount not to exceed 75% of the income of such Borrower and its consolidated Subsidiaries.

4.25. Pension Plans. Borrowers will not, and will not cause or permit any Subsidiary to, (a) permit any condition to exist in connection with any Pension Plan which might constitute grounds for the PBGC to institute proceedings to have such Pension Plan terminated or a trustee appointed to administer such Pension Plan or (b) engage in, or permit to exist or occur, any other condition, event or transaction with respect to any Pension Plan which could result in the incurrence by Borrower, any Subsidiary or any ERISA Affiliate of any material liability, fine or penalty.

4.26. Acquisitions. Borrower will not, and will not cause or permit any Subsidiary to, consummate any Acquisitions except Permitted Acquisitions.

4.27. Subsidiaries. Borrower will not, and will not cause or permit any Subsidiary to, create, form or acquire any Subsidiaries without the prior written consent of Lender, which consent shall be in Lender’s sole discretion, except in connection with a Permitted Acquisition. If any of the Borrowers or any Subsidiary creates, forms or acquires any Subsidiary on or after the date of this Agreement, such Borrower or such Subsidiary, as the case may be, will, contemporaneously with the creation, formation or acquisition of such Subsidiary, cause such Subsidiary to execute documents similar to the Intercompany Loan Documents.

SECTION V. DEFAULT

5.01. Events of Default. The occurrence of any one or more of the following events shall constitute an “Event of Default” hereunder:

(a) The Borrower shall fail to pay any monetary Obligation as and when the same is due, or, so long as no other Event of Default shall have occurred hereunder, within fifteen (15) days thereafter; provided that as regards any monetary or other defaults under the Note attached hereto as Exhibit A and/or any other notes evidencing indebtedness of Borrower to Lender, the cure period(s), if any, set forth in the Note shall solely govern any defaults under the Note and the cure period, if any, set forth in such other notes evidencing any indebtedness of Borrower to Lender shall govern as to cure periods under such indebtedness.

(b) The Borrower shall fail to observe or perform, or to cause any Subsidiary to observe or perform any other obligation, covenant and agreement to be observed or performed by Borrower or such Subsidiary hereunder or under any of the Loan Documents or any other loans made by Lender to Borrower, and Borrower shall fail to cure the same within the lesser of (i) thirty (30) days following written notice of such failure, or (ii) such alternate cure periods as may be specified below or in any Loan Documents or the documents evidencing such other loans from Lender to Borrower.

(c) Any financial or other statement, representation, warranty or certificate made or furnished by Borrower and the Subsidiaries to Lender in connection with the Loan, shall be materially false, incorrect, or incomplete when made.

(d) Borrower or any Subsidiary or any Guarantor shall admit its inability to pay its debts as they mature, or shall make an assignment for the benefit of its creditors.

(e) Proceedings in bankruptcy or for reorganization of Borrower or any Subsidiary or any Guarantor or for the readjustment of the debts of Borrower or any Subsidiary or any Guarantor, under any Laws, whether state or federal, for the relief of debtors, now or hereafter existing, shall be commenced by Borrower or any Subsidiary or any Guarantor or shall be commenced against Borrower or any Subsidiary or any Guarantor and shall not be dismissed within sixty (60) days of the institution thereof.

(f) A receiver or trustee shall be appointed for Borrower or any Subsidiary or any Guarantor or any proceedings shall be instituted for the dissolution or the full or partial liquidation of Borrower or any Subsidiary or any Guarantor, or Borrower or any Subsidiary or any Guarantor shall discontinue business and such receivership, trusteeship or proceeding continues for forty-five (45) days after its institution.

(g) Borrower or any Subsidiary or any Guarantor shall suffer final judgment for payment of money aggregating in excess of $ 100,000 and not paid within sixty (60) days, unless Borrower or such Subsidiary or such Guarantor appeals the same and the appropriate Court stays the execution thereof upon the posting of any bond requested by such court, in form and substance reasonably acceptable to Lender.

(h) A judgment creditor of Borrower or any Subsidiary shall obtain possession of any of the Collateral by any means, including, but without limitation, levy, distraint, replevin or self-help.

(i) The validity or enforceability of any of the Loan Documents or the Intercompany Loan Documents shall be contested by Borrower.

(j) The validity or enforceability of the Unlimited Guaranty shall be contested by any Guarantor.

(k) A default under the documents evidencing any of the Collateral not cured within applicable cure periods therein, if any, or if any of the Collateral shall at any time cease to constitute a first priority security interest in favor of Lender.

(l) Failure to satisfy the Financial Covenants, set forth in Section 4.15 above.

(m) The occurrence of any Reportable Event with respect to any Pension Plan, not waived by the PBGC.

(n) The occurrence of any event having a Material Adverse Effect.

(o) The occurrence of any Change of Control Event.

(p)	If for any reason whatsoever Francis O’Donnell, Jr. ceases to be engaged full time in the management of Borrower and the Subsidiaries.

(q)	The death or incapacity of the individual Guarantor.

5.02. Acceleration. Upon the occurrence of an Event of Default, at the option of Lender, and without notice, all Obligations, including, but not limited to the Note, whether arising hereunder or otherwise, shall immediately become due and payable, without further action of any kind, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower and all Obligations shall commence to bear interest at the default rate under the Note.

5.03. Remedies. After any acceleration, as provided for in Paragraph 5.02 hereof, Lender shall have, in addition to the rights and remedies given it by the Loan Documents, all those rights and remedies allowed by all applicable Laws, including, but without limitation, all the rights and remedies applicable to the tangible and intangible personal property, Equipment, fixtures forming all or any portion of the Collateral under the Uniform Commercial Code as enacted in any jurisdiction in which any Collateral may be located. Without limiting the generality of the foregoing, Lender may immediately, without demand of performance and without other notice (except as specifically required by this Agreement or the Loan Documents) or demand whatsoever to Borrower, all of which are hereby expressly waived, proceed to exercise any and all available remedies under the Loan Documents, at law or in equity.

Lender, as attorney-in-fact of Borrower, shall also have power, at its sole option, but no obligation, to pay any amounts or costs which are to be (but are not) paid by Borrower hereunder (including, without limitation, insurance premiums, tax assessments and levies) and to prosecute and defend all actions and proceedings in connection with the Collateral; provided, that, except respecting matters which Lender believes, in good faith, may impair the Collateral if not addressed during the pendency of any applicable cure period, Lender will exercise such rights only after expiration of applicable cure period(s) hereunder, if any. This power of attorney is coupled with an interest and is irrevocable.

SECTION VI. MISCELLANEOUS

6.01. Construction. The provisions of this Agreement shall be in addition to those of the Note, the Loan Documents and each and every other document delivered pursuant hereto, all of which shall be construed as complementary to each other. Nothing herein contained shall prevent Lender from enforcing the Loan Documents in accordance with their respective terms. Notwithstanding anything contained herein to the contrary, in the event of a conflict between the terms and conditions set forth in this Agreement and those set forth in any of the other Loan Documents, the terms and conditions set forth herein shall prevail.

6.02. Further Assurance. From time to time, Borrower will execute and deliver to Lender such additional documents and will provide such additional information as Lender may reasonably require to carry out the terms of this Agreement and be informed of Borrower’s status and affairs.

6.03. Enforcement and Waiver by Lender. Lender shall have the right at all times to enforce the provisions of the Loan Documents in strict accordance with the terms thereof, notwithstanding any conduct or custom on the part of Lender in refraining from so doing at any time or times. The failure of Lender at any time or times to enforce its rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or as having in any way or manner modified or waived the same. All rights and remedies of Lender are cumulative and concurrent and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

6.04. Expenses of Lender. Borrower shall pay to Lender at the closing all fees and expenses of Lender (including reasonable fees and expenses of Lender’s legal counsel) incurred by Lender in connection with the making of this Loan, the preparation of all Loan Documents, perfection of the liens granted pursuant to the Loan Documents and, as and when incurred, fees and expenses of collection and enforcement of the Loan and other costs and expenses associated therewith, including, without limitation, costs of title insurance, survey, environmental assessments, architectural and engineering inspections, and recording fees. Borrower shall pay when due the costs and expenses of collection or attempted collection of the Obligations, including reasonable attorneys’ fees and expenses whether or not litigation is commenced and including representation in any bankruptcy, receivership or other insolvency proceeding.

6.05. Notices. Any notices or consents required or permitted by this Agreement shall be in writing and shall be deemed delivered if delivered in person or if sent by certified mail, postage prepaid, return receipt requested, by overnight express mail or telefax (followed by delivery of a copy by certified or express mail), as set forth below, unless such address is changed by written notice hereunder, all mailed notices shall be deemed given upon deposit in the U.S. or overnight express mail as aforesaid.

A.	If to Borrower:

Accentia, Inc.

5310 Cypress Center Drive, #101

Tampa, Florida 33609

Attn.: James A. McNulty

with a copy to:

Sam Duffey, Esq.

1786 South Creek Drive

Osprey, Florida 34229-9119

B.	If to Lender:

Missouri State Bank and Trust Company

12452 Olive Street Road

Creve Coeur, Missouri 63141

Attn: KurtKientzle

with a copy to:

The Stolar Partnership LLP

911 Washington, 7th Floor

St. Louis, MO 63101

Attn: Kathryn J. Giddings, Esq.

6.06. Waiver and Release by Borrower. To the maximum extent permitted by applicable Laws (which matters shall survive termination, repayment in full of, and/or release of the liens and security interests of Lender arising from, the Loan), Borrower:

A. Waives: 1) protest of all commercial paper at any time held by Lender on which Borrower is any way liable; and 2) notice and opportunity to be heard, after acceleration in the manner provided in Paragraph 5.02, before exercise by Lender of the remedies of self-help, setoff, or of other summary procedures permitted by any applicable Laws or by any agreement with Borrower and, except where required hereby or by any applicable Laws, notice of any other action taken by Lender; and

B. Releases Lender and its officers, attorneys, agents and employees from all claims for loss or damage caused by any act or omission on the part of any of them, except willful misconduct or gross negligence.

6.07. Applicable Law. The laws of the State of Missouri shall govern the construction of this Agreement, the Note, the Security Agreement and all of the Loan Documents.

6.08. Binding Effect, Assignment and Entire Agreement. This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and permitted assigns of the parties hereto. Borrower has no right to assign any of its rights or obligations hereunder or under the other Loan Documents, or any of them, without the prior written consent of Lender. The liability of Borrower shall be joint and several. This Agreement, and the Loan Documents, constitute the entire agreement between the parties, superseding any and all prior oral or written agreements between the parties hereto, including without limitation, any commitment of Lender, and may be amended only by a writing signed on behalf of each party.

6.09. Severability. If any provision of this Agreement or any application thereof, shall be held invalid under any applicable Laws, such invalidity shall not affect any other provision or application of this Agreement that can be given effect without the invalid provision or application, and, to this end, the provisions hereof are severable.

6.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

6.11. Notice respecting Insurance. The following notice is provided pursuant to Section 427.120 of Missouri Revised Statutes. As used herein, the terms “you” and “your” shall refer to Borrower and the terms “we” and “us” shall refer to Lender. UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

6.12. Disgorgement. This Agreement shall continue in full force and effect until all Obligations are fully paid, performed and discharged. If Lender receives any payment on account of the Obligations, and any such payment(s) or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, subordinated and/or required to be repaid to a trustee, receiver or any other party under any Law, then, to the extent of such payment(s) received, such Obligations shall be revived and continue in full force and effect, as if such payment(s) had not been received by Lender and applied on account of such Obligations.

6.13. No Oral Agreements. This notice is provided pursuant to Section 432.045 of Missouri Revised Statutes. As used herein, “creditor” means Lender, “borrower” means each Borrower and “this writing” means this Agreement and the other Loan Documents. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS AGREEMENT AND THE LOAN DOCUMENTS, WHICH ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY THEM.

6.14. Right of Setoff. Upon the occurrence and during the continuance of any Event of Default, Lender is hereby authorized at any time and from time to time, without notice to Borrower or the Subsidiaries (any such notice being expressly waived by Borrower and the Subsidiaries) and to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by Lender and any and all other indebtedness at any time owing by Lender to or for the credit or account of Borrower or the Subsidiaries against any and all of the Obligations irrespective of whether or not Lender shall have made any demand under this Agreement or under any of the other Loan Documents and although such obligations may be contingent or unmatured. Lender agrees to promptly notify Borrower and the Subsidiaries after any such setoff and application made by Lender, provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Lender under this Section 6.14 are in addition to any other rights and remedies (including, without limitation, other rights of setoff) which the Lender may have. Nothing contained in this Agreement or any other Loan Documents shall impair the right of Lender to exercise any right of setoff or counterclaim it may have against Borrower or the Subsidiaries and to apply the amount subject to such exercise to the payment of indebtedness of Borrower or the Subsidiaries unrelated to this Agreement or the other Loan Documents.

6.15. Environmental Indemnity. Borrower hereby agrees to defend and indemnify the Lender and Lender harmless from and against any and all losses, liabilities, damages, injuries, claims, costs and expenses of any and every kind whatsoever (including, without limitation, court costs and reasonable attorneys’ fees and expenses) which at any time or from time to time may be paid, incurred or suffered by, or asserted against, the Lender for, with respect to or as a direct or indirect result of the violation by Borrower or any Subsidiary of any Environmental Laws; or with respect to, or as a direct or indirect result of the presence on or under, or the Release from, properties owned, leased or operated by Borrower and/or any Subsidiary in the conduct of their respective businesses into or upon any land, the atmosphere or any watercourse, body of water or wetland, of any Hazardous Substances or any other hazardous or toxic waste, substance or constituent or other substance (including, without limitation, any losses, liabilities, damages, injuries, claims, costs or expenses asserted or arising under the Environmental Laws); and the provisions of and undertakings and indemnification set out in this Section 6.15 shall survive the satisfaction and payment of the Obligations and the termination of this Agreement.

6.16. General Indemnity. In addition to the payment of expenses pursuant to Section 6.04, whether or not the transactions contemplated hereby shall be consummated, Borrower hereby agrees to defend, indemnify, pay and hold the Lender and any holder(s) of the Note, and the officers, directors, employees, agents and affiliates of the Lender and such holder(s) (collectively, the “Indemnitees”) harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, disbursements, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitees shall be designated a party thereto), that may be imposed on, incurred by or asserted against the Indemnitees, in any manner relating to or arising out of this Agreement, any of the other Loan Documents, any other agreement, document or instrument executed and delivered by Borrower or any other Obligor in connection herewith or therewith or any commitment letter delivered by the Lender to Borrower, the agreement of the Lender to make the Loan under this Agreement or the use or intended use of the proceeds of the Loan (collectively, the “indemnified liabilities”); provided that Borrower shall have no obligation to an Indemnitee hereunder with respect to indemnified liabilities arising from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction in a final, nonappealable order. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them. The provisions of the undertakings and indemnification set out in this Section 6.16 shall survive satisfaction and payment of the Obligations and the termination of this Agreement.

6.17. Subsidiary Reference. Any reference in this Agreement to a Subsidiary of Borrower, and any financial definition, ratio, restriction or other provision of this Agreement which is stated to be applicable to Borrower and its Subsidiaries or which is to be determined on a “consolidated” or “consolidating” basis, shall apply only to the extent Borrower has any Subsidiaries and, where applicable, to the extent any such Subsidiaries are required to be consolidated with Borrower for financial reporting purposes in accordance with GAAP.

6.18. Independence of Covenants. All of the covenants contained in this Agreement and the other Loan Documents shall be given independent effect so that if a particular action, event or condition is prohibited by any one of such covenants, the fact that it would be permitted by an exception to, or otherwise be in compliance within the provisions of, another covenant shall not avoid the occurrence of a Default or Event of Default if such action is taken, such event occurs or such condition exists.

[Remainder of page left blank intentionally. Signatures follow.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Borrower:

ACCENTIA, INC.

By:		/s/ Francis E. O’Donnell, Jr.
Printed	Name:	Francis E. O’Donnell, Jr.
Title:		Chairman

Lender:

MISSOURI STATE BANK AND TRUST COMPANY.

By:	/s/ Kurt N. Rientzle
Printed	Name:	Kurt N. Rientzle
Title:	Senior Vice President

The Subsidiaries are executing this Revolving Credit Agreement to acknowledge and agree to be bound by the provisions set forth in Article IV and Section 6.14 of this Revolving Credit Agreement.

Analytica Group, Inc.

By:	/s/ James A. McNulty
Printed	Name:	James A. McNulty
Title:		Secretary/CFO

TEAMM Pharmaceuticals, Inc.

By:	/s/ James A. McNulty
Printed	Name:	James A. McNulty
Title:		Assistant Secretary

BIOVEST International, Inc.

By:	/s/ James A. McNulty
Printed	Name:	James A. McNulty
Title:	Assistant Secretary

EXHIBIT A

REVOLVING CREDIT NOTE

$2,500,000	St. Louis, Missouri As of March 30, 2004

FOR VALUE RECEIVED, the undersigned (“Maker”) promises to pay to the order of Missouri State Bank and Trust Company, a Missouri banking corporation (“Lender”), at its office at 12452 Olive Street Road, Creve Coeur, Missouri 63141, or at such other place or places as Lender may from time to time designate, the principal sum of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000), or such lesser sum as may then constitute the aggregate unpaid principal balance of all Revolving Credit Loans made by the Lender to the Maker, pursuant to the Credit Agreement described below, with interest (calculated on the basis of a year of 360 days and actual days elapsed) from the date hereof on the unpaid principal balance from time to time outstanding, at a rate per annum which is equal to the from time to time prime rate of Lender (the “Prime Rate”) plus one percent (1%) (the “Interest Rate”).

Principal and interest shall be due and payable as follows: (i) interest at the Interest Rate on the from time to time outstanding principal balance shall be payable on May 1,2004, on the thirtieth (30th) day of each calendar month thereafter during the term hereof, and (ii) all outstanding principal and all accrued and unpaid interest and other amounts payable hereunder or under the Credit Agreement shall be due and payable in full on March 30, 2005 (the “Maturity Date”), if not sooner paid. Lender may apply payments received on any amounts due hereunder or under the terms of any instrument now or hereafter evidencing the indebtedness arising hereunder or securing this Note as Lender may determine.

In the event of a default under this Note, all amounts owed to Lender shall, at Lender’s option and upon notice to Maker, bear interest as follows: the from time to time Prime Rate, plus 5% per annum.

This Note may be prepaid in part or in full on or before the Maturity Date, without premium or penalty.

If a payment due hereunder is received at least ten days late, Maker will be charged a late payment charge of five percent (5%) of the amount of the late payment to the extent permitted by law.

Upon any default hereunder, under the Credit Agreement or any other instrument now or hereafter securing this Note, the principal remaining unpaid with accrued interest and all other amounts payable hereunder or under the Credit Agreement shall at once become due and payable. The failure to exercise, in case of any default, any right or remedy given in this paragraph shall not preclude the Lender from exercising any right or remedy given in this paragraph in case of any subsequent defaults.

This Note is issued pursuant to a Revolving Credit Agreement (the “Credit Agreement”) of even date herewith between Maker and Lender, providing for borrowings thereunder and hereunder from time to time and for mandatory prepayment of principal under certain circumstances. Reference is hereby made to such Credit Agreement for additional provisions regarding the indebtedness evidenced hereby. All terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement. This Note is secured by a certain Assignment of Security Agreement and Collateral (the “Security Agreement”) by and between the Maker and the Lender of even date herewith granting a first priority security interest in the Collateral (as described in the Security Agreement), and is further secured by an Intercompany Note Pledge Agreement pledging those certain Promissory Notes of the Subsidiaries to Borrower (as described the Intercompany Note Pledge Agreement and shall be entitled to all of the benefits of the Credit Agreement, the Security Agreement, and the Intercompany Note Pledge Agreement.

Any notice or other communication to be provided to Maker or Lender under this Note shall be in writing and sent to the parties at the addresses set forth in the Credit Agreement

This Note is being executed for commercial purposes. Maker and Lender agree that time is of the essence. Any modification or waiver of any of Maker’s obligations or Lender’s rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Maker’s obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other occasion.

Maker and all others who are or shall become parties primarily or secondarily liable on this Note, whether as endorsers guarantors or otherwise, hereby agree that this Note may be renewed one or more times, the time for payment of this Note or any renewal note extended, the interest rate or other terms of the indebtedness evidenced hereby changed, any party released, or any action taken or omitted with respect to any collateral security, including surrender of such security or failure to perfect any lien thereon, without notice and without releasing any of them, except as otherwise expressly agreed in writing, and the obligations of each such party shall survive whether or not the instrument evidencing such obligation shall have been surrendered or cancelled. All such parties waive presentment, demand for payment, protest and notice of nonpayment and dishonor.

Maker hereby waives any right to trial by jury in any civil action arising out of, or based upon, this Note or the collateral securing this Note. Maker consents to the jurisdiction and venue of any court located in the State of Missouri in the event of any legal proceeding under this Note. The undersigned agree that the consent to jurisdiction and venue herein shall not prohibit or limit Lender from bringing any action or proceeding hereunder in any jurisdiction or venue that is otherwise proper.

The Maker agrees to pay all costs of collection when incurred, (whether or not litigation is commenced) including reasonable attorneys’ fees and expenses. If Lender obtains a judgment for any amount due under this Note, interest will accrue on the judgment at the higher of the Default Rate or the judgment rate of interest permitted by law.

All references to Maker in this Note shall include all of the parties signing this Note. If there is more than one Maker, their obligations will be joint and several.

This Note, the Credit Agreement, the Security Agreement, the Intercompany Note Pledge Agreement all of even date herewith, and all documents evidencing security for this Note, represent the

2

complete and integrated understanding between Maker and Lender pertaining to the terms and conditions of those documents.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (MAKER) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

MAKER ACKNOWLEDGES THAT MAKER HAS READ, UNDERSTANDS AND AGREES TO THE TERMS AND CONDITIONS OF THIS NOTE. MAKER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

ACCENTIA, INC.

By:
Printed	Name:
Title:

3

EXHIBIT B

SECURITY AGREEMENT

Dated: As of March 30, 2004

The undersigned Accentia, Inc., a Florida corporation (the “Debtor”), whose address appears below, and Missouri State Bank and Trust Company, a Missouri banking corporation (“Secured Party”), hereby agree as follows:

1. In consideration of certain revolving credit Loans to be made by Secured Party to the Debtor in an amount not to exceed at any one time outstanding Two Million Five Hundred Thousand Dollars ($2,500,000.00) or, if a lesser amount, the Borrowing Base (as defined in the Credit Agreement described below) at such time, and Debtor’s execution and delivery to Secured Party of its Note therefor, and all additional loans, advances and other financial accommodations at or after the date hereof made or extended by Secured Party to the Debtor, directly or indirectly, as principal, guarantor or otherwise, including any of the foregoing that arises after the filing of a petition by or against the Debtor under the Bankruptcy Code even if the obligations do not accrue because of the automatic stay under Bankruptcy Code Section 362 and also including all of Debtor’s obligations under all interest rate protection arrangements (interest rate exchange, hedge or similar agreement including, without limitation, any interest rate swap, forward or future contract or option, e.g., a call, put, cap, floor or collar), Debtor hereby grants to Secured Party a security interest in and lien upon, and assigns to Secured Party, the Collateral described in Paragraph 2, to secure the payment, performance and observance of all such indebtedness, obligations and liabilities of any kind of the Debtor now or in the future owed to Secured Party, due or not, and whether liquidated or unliquidated, and of all Credit Agreements, documents and instruments evidencing any of the foregoing obligations or under which any of the foregoing obligations may have been issued, created, assumed or guaranteed, including without limitation the Debtor’s obligations under that certain Revolving Credit Agreement (the “Credit Agreement”) dated as of March 30, 2004 between Debtor and Secured Party (all of the foregoing, together with the Note of even date herewith issued to the order of Secured Party under the Credit Agreement, being herein referred to as the “Obligations”).

2. The Collateral as described as follows may be supplemented in the future by any separate schedule at any time furnished by Debtor to Secured Party (all of which are hereby deemed part of this Security Agreement), which Collateral includes all attachments, accessions and equipment now or hereafter affixed to the Collateral or used in connection therewith, all substitutions and replacements thereof, and all items of Collateral now existing and hereafter acquired, created or arising:

ALL OF DEBTOR’S ACCOUNTS AND OTHER RECEIVABLES.

3. The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral and (b) provide any other information required by part 5 of Article 9 of the UCC of the State, or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i)

whether the Debtor is an organization, the type of organization and any organizational identification number issued to the Debtor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Debtor agrees to furnish any such information to the Secured Party promptly upon the Secured Party’s request.

4. Debtor warrants, represents and covenants with respect to the Collateral as follows:

(a) the chief place of business of Debtor, the books and records relating to the Collateral, and the Collateral, are all located at the address(es) set forth below and Debtor will not change any of the same or its name or state where Debtor is located without prior written notice to and consent of Secured Party;

(b) the Collateral is now and will at all times hereafter be owned by Debtor free and clear of all liens, security interests, encumbrances and rights of others except for the security interest granted hereby;

(c) Debtor will not assign, sell, mortgage, lease, transfer, pledge, grant a security interest in, encumber, or otherwise dispose of or abandon any part or all of the Collateral without prior written consent of the Secured Party, and the inclusion of “proceeds” of the Collateral under the security interest granted herein shall not be deemed a consent by the Secured Party to any sale or other disposition of any part or all of the Collateral, other than for sales of Inventory in the ordinary course of business, except that Debtor may replace obsolete or worn Equipment in the ordinary course of business;

(d) Secured Party shall at all times have free access to and right of inspection of the Collateral and any records pertaining thereto (and the right to make extracts from and to receive from Debtor originals or true copies of such records and any papers and instruments relating to any or all of the Collateral upon request therefor) and Debtor hereby grants to Secured Party a security interest in all such records, papers and instruments to secure payment, performance and observance of the Obligations;

(e) Debtor assumes all responsibility and liability arising from the use of the Collateral;

(f) Debtor will, at its expense, perform all acts and execute all documents in a form reasonably acceptable to Debtor requested by Secured Party at any time to evidence, perfect, maintain and enforce Secured Party’s security interest in the Collateral and upon request of Secured Party, at any time and from time to time, shall deliver to Secured Party any instrument, document or chattel paper constituting part of the Collateral, duly endorsed or assigned, Debtor hereby authorizes Secured Party and grants Secured Party its power of attorney to file any financing statements or continuation statements pursuant to the UCC of the State or such other jurisdiction as is deemed necessary or appropriate by Second Party to perfect its security interest hereunder, which power of attorney shall be deemed to be coupled with an interest and is irrevocable, and shall execute and deliver any other papers, documents or instruments requested by Secured Party in connection with this Security Agreement;

(g) Secured Party may, in its sole discretion, release any of the Collateral without notice to or consent by Debtor and without discharging or otherwise affecting the Obligations or the security interest granted herein;

(h) Secured Party may in its discretion, for the account and at the expense of Debtor, pay any amount or do any act required of Debtor hereunder or requested by Secured Party to preserve, protect, maintain or enforce the Obligations or the security interest granted herein and which Debtor fails to do or pay, and any such payment shall be deemed an advance by Secured Party to Debtor, shall be payable on demand and shall be secured hereby;

(i) Debtor will promptly pay Secured Party any and all sums, costs, and expenses which Secured Party may pay or incur pursuant to the provisions of this Security Agreement or in defending, protecting or enforcing the security interest granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof, including but not limited to all court costs, collection charges, travel expenses, and reasonable attorney’s fees, all of which, together with interest at a rate equal to the highest rate then payable on the Obligations, shall be part of the Obligations; and

(j) Debtor shall furnish Secured Party with an aging of Accounts Receivable in such form and as often as Secured Party may require.

(k) Secured Party may, at any time and from time to time and without notice to Debtor, verify the validity and amount or any other matter relating to any of the Accounts Receivable by mail, telephone, telegraph or otherwise, in the name of Secured Party or Debtor.

(1) At any time at Secured Party’s request Debtor will instruct its account debtors to remit to a lock box to which Secured Party will have sole access and control. All deposits to such lock box shall constitute additional Collateral and shall not be deemed payment of the Obligations.

(m) At any time after the occurrence of an Event of Default (as defined in the Agreement), Secured Party may, and on Secured Party’s demand Debtor will, notify customers or account debtors that the Accounts Receivable have been assigned to Secured Party or of Secured Party’s security interest therein, and collect the Accounts Receivable directly and charge the collection costs and expenses to the Obligations but, unless and until Secured Party does so notify or gives Debtor other instructions, Debtor shall make collection of all Accounts Receivable for Secured Party, receive all payments thereon as Secured Party’s trustee, and shall immediately deliver them to Secured Party in their original form. Debtor will deliver to Secured Party, duly endorsed or assigned, all instruments, chattel paper, guaranties or security agreements immediately upon receipt by Debtor as evidence of, in payment of or as security for any of the Collateral. All checks and other instruments received by Secured Party as proceeds of any of the Accounts Receivable will be credited (conditional upon final collection) against the Obligations; provided, however, that for purposes of calculation of interest, such conditional credit will be made after allowing five (5) calendar days for collection.

(n) All sums credited by or due from Secured Party to Debtor shall at all times constitute additional security for the Obligations and may be set off against any Obligation at any time whether or not other security held by Secured Party is adequate and whether or not such Obligations are then due.

(o) If any warranty is breached as to any of the Accounts Receivable, or if any of the Accounts Receivable is not paid by the customer or account debtor within 90 days from its due date, or the customer or account debtor disputes liability or makes any claim with respect thereto, or a petition in bankruptcy or other application for relief under the Bankruptcy Code or any other insolvency law, is filed with respect to the customer or account debtor or the customer or account debtor makes a general assignment for the benefit of creditors, becomes insolvent, fails, suspends or goes out of business, then Secured Party may accelerate the principal of the Obligations to the extent of any or all of the Accounts Receivable owing by that customer or account debtor. Any material or merchandise which is returned by a customer or account debtor or otherwise recovered shall remain part of the Collateral. Debtor shall notify Secured Party promptly of all disputes and claims and settle or adjust them at no expense to Secured Party but no discount, credit or allowance shall be granted to any customer or account debtor without Secured Party’s consent except in accordance with its announced trade terms. Secured Party may, after the occurrence of an Event of Default, enforce collection, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which Secured Party considers commercially reasonable, and in all cases Secured Party will credit Debtor with only the net amounts received by Secured Party in payment of the Accounts Receivable.

(p) Debtor shall place notations upon its books of account to disclose the assignment of all of the Accounts Receivable to Secured Party or Secured Party’s security interest therein and shall perform all other steps requested by Secured Party to create and maintain in Secured Party’s favor a valid first security interest, assignment or lien in, of, or on all of the Accounts Receivable and all other security held by or for Secured Party. Secured Party may at all times have access to, inspect, audit and make extracts from all of Debtor’s records, files and books of account relating to the Accounts Receivable. At Secured Party’s request, Debtor will stamp all invoices and other documents sent to account debtors representing any Accounts Receivable with the following notice: “The amount shown to be due has been assigned and should be paid to Missouri State Bank and Trust Company 12452 Olive Street Road, Creve Coeur, Missouri 63141, for credit to Accentia, Inc./ The Analytica Group, Inc.” Until default, Debtor will, at its own expense, endeavor to collect the Accounts Receivable as and when due.

(q) To enable the Secured Party to enjoy fully all its rights to the Accounts Receivable, Debtor hereby leases to Secured Party and Secured Party hereby hires, for a term which shall last as long as there is any portion of the Obligations unpaid, all of the Company’s books of account, ledgers and cabinets, including any thereof that are maintained in electronic form, including the rights to use necessary operating software, in which there are reflected or maintained the Accounts Receivable now or hereafter assigned to Secured Party and all supporting evidence and documents relating thereto in the form of written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes and other evidences of indebtedness, insurance certificates and the like. Secured Party and its representatives shall at all times have and be entitled to free and undisturbed access to such books of account, ledgers and cabinets during normal business hours and without unduly interfering with Debtor’s business, and may examine and audit the contents thereof and make excerpts therefrom.

Upon the occurrence of any Event of Default then, in addition to all of the rights and remedies set forth in this Security Agreement, Secured Party will have the right forthwith or at any time thereafter to remove from the premises wherein the same are situated all such books of account, ledgers, cabinets, electronic storage materials and software hereby leased to Secured Party and Secured Party may keep and retain the same in its possession until all Obligations of whatever nature shall have been fully paid and discharged, but notwithstanding such removal, Debtor shall be afforded access thereto at the place or places to which the same are removed for the purpose of examining and auditing the same and making excerpts therefrom.

5. Debtor represents and warrants that:

(a) It is a duly organized and validly existing corporation in good standing under the laws of the State of                     , is duly qualified to transact business in                                          and has the power and authority to own its properties and to transact the business in which it is engaged or presently proposes to engage. It is duly qualified as a foreign company and in good standing in all states where the nature of its business or the ownership or use of property requires such qualification, except for those states in which the failure to qualify or maintain good standing could not reasonably be expected to have a Material Adverse Effect (as defined in the Credit Agreement).

(b) It has the power to execute, deliver and carry out the terms and provisions of the Note, this Security Agreement, the Credit Agreement and all instruments and documents delivered by it pursuant to this Security Agreement and the lawful right to transfer the Collateral, and it has taken or caused to be taken all necessary action (including, but not limited to, the obtaining of any consent of its directors required by law or by its Articles of Incorporation or By-Laws) to authorize the making and delivery of the Note, the execution, delivery and performance of the Credit Agreement, this Security Agreement, and the execution, delivery and performance of all other instruments and documents delivered by it pursuant to the Credit Agreement or this Security Agreement.

(c) It is not in default under any indenture, mortgage, deed of trust, security agreement, agreement or other instrument to which it is a party or by which it may be bound. Neither the execution and delivery of the Note, this Security Agreement, or any of the instruments and documents to be delivered pursuant to this Security Agreement, nor the consummation of the transactions herein and therein contemplated, nor compliance with the provisions hereof or thereof, will violate any law or regulation, or any order or decree of any court or governmental instrumentality, or will conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, security agreement, agreement or other instrument to which Debtor is a party or by which it is bound, or result in the creation or imposition of any lien, charge or encumbrance upon any of its property under any such indenture, mortgage, deed of trust, agreement or other instrument (other than in favor of Secured Party), or violate any provision of its organizational documents.

(d) It has good and marketable title to all of the Collateral subject hereof subject to no liens, mortgages, pledges, security interests, encumbrances or charges, purchase options or other third party interests, of any kind, other than in favor of Secured Party.

(e) The principal place of business, chief place of business, chief executive office and the office where Debtor keeps its records concerning the Collateral are located at the following address:

(f) The locations of substantially all of the Collateral are as set forth on the attached Schedule 1.

(g) Debtor does not employ any data processing service or similar organization to assemble or process its records concerning the Collateral.

(h) Upon the execution and delivery of this Security Agreement and the filing of financing statements with the Offices of the Secretary of State of                     , there will have been created and perfected a valid security interest or lien (as to the creation of which no consent is required from any third party) in favor of the Secured Party in all Collateral.

6. The occurrence of any of the following shall constitute an event of default (“Default”) under this Security Agreement:

(a) default in the due and punctual payment of any installment of principal or interest on the Note when and as the same become due and payable, whether at maturity or by acceleration or otherwise which is not cured within any applicable cure period;

(b) default in the performance or observance of or under any covenant, agreement or provision contained in this Security Agreement or in any instrument or document delivered to Secured Party in connection with or pursuant to this Security Agreement which continues for a period of 30 days after notice thereof to Debtor from Secured Party, or if any such instrument or document terminates or becomes void or unenforceable without the written consent of Secured Party;

(c) any Event of Default occurs under the Credit Agreement which is not corrected within the time period, if any, provided in the Credit Agreement for the correction thereof; or

(d) Secured Party shall receive at any time a notice or report from the Secretary of State of                      indicting that Secured Party’s security interest is not prior to all other security interests reflected in such report.

7. Upon the occurrence of any Default and after expiration of any applicable cure period, if any, and at any time thereafter while such Default remains uncured and uncorrected, Secured Party may, without notice to or demand upon Debtor, declare any or all Obligations immediately due and payable and Secured Party shall have the following rights and remedies (to the extent permitted by applicable law), in addition to all rights and remedies of a secured party under the UCC, or of

Secured Party under the Credit Agreement or any other agreement, document or instrument evidencing any of the Obligations or under which any of the Obligations may have been issued, created, assumed or guaranteed, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently:

Secured Party may, at any time and from time to time, with or without judicial process and the aid and assistance of others, enter any premises in which any of the Collateral may be located and, without resistance or interference by Debtor, take possession of the Collateral, and may dispose of any part or all of the Collateral on any premises of Debtor and may require Debtor to assemble and make available to Secured Party at the expense of Debtor any part or all of the Collateral at any place and time designated by Secured Party which is reasonably convenient to both parties, and may remove any part or all of the Collateral from any premises on which the same may be located for the purpose of effecting sale or other disposition thereof, and may sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any or all of the Collateral in its then condition, without obligation to clean up or otherwise prepare the Collateral for sale, or following any commercially reasonable preparation or processing, at public or private sale or proceedings, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Collateral at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such person(s), firm(s) or corporation(s) as Secured Party deems best, all without demand for performance or any notice or advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition Debtor hereby agrees that the sending often (10) days notice by registered or certified mail, postage prepaid, to any address of Debtor set forth in this Security Agreement of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made shall be deemed reasonable notice thereof. Secured Party may specifically disclaim any warranties of title or the like and may comply with any applicable federal or state law requirements in connection with a disposition of the Collateral and compliance will not be considered to affect adversely the commercial reasonableness of any sale of the Collateral. If any of the Collateral is sold by Secured Party upon credit or for future delivery Debtor will be credited only with payments actually made by the purchaser and, Secured Party shall not be liable for the failure of the purchaser to pay for same and in such event Secured Party may resell such Collateral. Secured Party may buy any part or all of the Collateral at any public sale and if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations Secured Party may buy at private sale and may make payment therefor by any means, including, without limitation, payment in Obligations.

Secured Party may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, to reasonable attorney’s fees and all legal, travel and other expenses which may be incurred by Secured Party in attempting to collect the Obligations or enforce this Security Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Security Agreement, and then to the Obligations in such order and as to principal or interest as Secured Party may desire, and Debtor shall remain liable and will pay Secured Party on demand any deficiency remaining (including interest thereon at a rate equal to the highest rate then payable on the Obligations) and the balance of any expenses unpaid, with any surplus to be paid to Debtor, subject to any duty of Secured Party imposed by law to the holder of any subordinate security interest in the Collateral known to Secured Party.

8. To effectuate the terms and provisions hereof and after an event of default, Debtor hereby designates and appoints Secured Party and its designees or agents as attorney-in-fact of Debtor, irrevocably and with power of substitution, with authority to receive, open and dispose of all mail addressed to Debtor, to notify the Post Office authorities to change the address for delivery of mail addressed to Debtor to such address as Secured Party may designate; to endorse the name of Debtor on any Note, acceptances, checks, drafts, money orders or other evidences of payment or proceeds of the Collateral that may come into Secured Party’s possession; to execute proofs of claim and loss; to execute any endorsements, assignments, or other instruments of conveyance or transfer; to adjust and compromise any claims under insurance policies; to execute releases; and to do all other acts and things necessary and advisable in the sole discretion of Secured Party to carry out and enforce this Security Agreement. All acts of said attorney or designee are hereby ratified and approved and said attorney or designee shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power of attorney, being coupled with an interest, is irrevocable while any of the Obligations shall remain unpaid.

9. Secured Party shall not be deemed to assume any responsibility for, or obligation or duty with respect to, any part or all of the Collateral, of any nature or kind, or any matter or proceedings arising out of or relating thereto, including, without limitation, any obligation or duty to take any action to collect, preserve or protect its or Debtor’s rights in the Collateral or against any prior parties thereto, but the same shall be at Debtor’s sole risk at all times.

Secured Party’s duty with respect to Collateral in its possession shall be fulfilled if Secured Party exercises reasonable care in the safekeeping of such Collateral. Debtor hereby releases Secured Party from any claims, causes of action and demands at any time arising out of or with respect to this Security Agreement, the Obligations, the use of the Collateral and/or any actions taken or omitted to be taken by Secured Party with respect thereto, and Debtor hereby agrees to hold Secured Party harmless from and with respect to any and all such claims, causes of action and demands.

No act, failure or delay by Secured Party shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Secured Party of any default or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

Debtor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any of the Obligations or the Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein).

In the event of any litigation, with respect to any matter connected with this Security Agreement, the Obligations or the Collateral, Debtor hereby waives the right to a trial by jury and all defenses, rights of setoff and rights to interpose counterclaims of any nature. Debtor hereby irrevocably consents to the jurisdiction of the Courts of the State of Missouri and of any Federal Court located in such State in connection with any action or proceeding arising out of or relating to the Obligations, this Security Agreement or the Collateral, or any document or instrument delivered with respect to any of the Obligations. Debtor hereby waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that the service thereof may be made by certified or registered mail directed to Debtor at its chief place of business set forth below, or at such other address as Debtor may designate by written notification by certified or registered mail directed to and received by Secured Party at its office set forth in the financing statements filed hereunder (or if no such financing statements have been filed, at the office of Secured Party at which is located the officer in direct supervision of the within security interest).

No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Security Agreement and to the provision so modified or limited, and executed by the party to be charged. This Security Agreement and all Obligations shall he binding upon the successors or assigns of Debtor, and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, its successors, endorsees and assigns and shall bind all persons who become bound as a Debtor to this Security Agreement.

Secured Party may assign its rights and interests under this Security Agreement. Debtor hereby waives, and will not assert against any assignee of Secured Party, any claims, defenses or set offs which Debtor could assert against Secured Party except defenses that cannot be waived.

This Security Agreement and the Obligations shall be governed in all respects by the laws of the State of Missouri(the “State”), except to the extent that the UCC specifies such applicable law. If any term of this Security Agreement is held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby. Secured Party is authorized to annex hereto any schedules referred to herein. Debtor acknowledges receipt of a full and complete copy of this Security Agreement. All terms used herein shall have the meanings as defined in the Uniform Commercial Code as in effect in the State of Missouri(the “UCC”).

[Remainder of page left blank intentionally. Signatures follow.]

IN WITNESS WHEREOF, the undersigned has executed or caused this Security Agreement to be executed by its officers thereunto duly authorized, the date first above set forth.

By:
Printed Name: _______________________________ Title: ______________________________________

ACCENTIA, INC.

By:
Printed Name: _______________________________ Title: ______________________________________

EXHIBIT C

Borrowing Base Certificate

Date of Computation: March 30, 2004

The undersigned (“Borrower”) is the Borrower under a Revolving Credit Agreement dated as of March 30, 2004 as amended from time to time between the undersigned and Missouri State Bank and Trust Company (“Lender”).

Borrower hereby reaffirms all warranties made in the Revolving Credit Agreement and other agreements in connection therewith and certifies and warrants that Borrower holds, subject to the security interest of the Lender granted pursuant to the Revolving Credit Agreement and all other documents creating a security interest which secure the Loans described therein, the following Collateral:

1.)	Total Accounts Receivable of Borrower and the Subsidiaries	$2,405,894

2.)	Less: Ineligible Accounts Receivable includes, but not limited to:
	a.) Receivables over 90 days old	302,623
	b.) Government Account Receivables	6,090
	c.) International Account Receivables	285,837

3.)	Eligible Accounts Receivable	1,811,344

4.)	Loan Value of Accounts Receivable (75% of Line 3)	1,358,508

5.)	Restricted Cash (Andrx Laboratories)	939,944

6.)	Total Eligible Collateral	2,298,452

7.)	Outstanding Principal Balance of Loan	—

8.)	Revolving Credit Availability	2,298,452

9.)	Initial Draw, March 30, 2004	1,000,000

Deficit Must be Repaid within 5 Days of the Date of this Certificate

Borrower further certifies and warrants that no Default is existing under the Revolving Credit Agreement at and as of the date of this Certificate and, to the best of its knowledge, there has not been (except as may be otherwise indicated below) any change since the computation date specified above which would reduce the Total Eligible Collateral shown above if such amounts were computed as of the date of this Certificate.

Borrower:

ACCENTIA, INC.,

By:	/s/ James McNulty
Title:	CFO
Dated:	3/30/04

Accentia, Inc

Borrowing Base Certificate

	Aggregate	TEAMM	Analytica	Biovest
1.) Total Accounts Receivable of Borrower and the Subsidiaries	$2,405,894	$990,459	$836,707	$578,729

2.) Less: Ineligible Accounts Receivable Includes, but not limited to:
a) Receivables over 90 days old	302,623	60,484	241,081	1,059
b) Government Accounts Receivable	6,090	—	—	6,090
c) International Accounts Receivable	285,837	—	75,440	210,397

3.) Eligible Accounts Receivable	1,811,344	929,975	520,186	361,183

4.) Loan Value of Accounts Receivable (75% of Line 3)	1,358,508	697,481	390,139	270,888

5.) Restricted Cash (Andrx Labs)	939,944	939,944

6.) Total Eligible Collateral	2,298,452	1,637,425	390,139	270,888

7.) Outstanding Principal Balance of Loan	—

8.) Revolving Credit Availability	$2,298,452

9.) Initial Draw, March 30, 2004	$1,000,000

EXHIBIT D

INTERCOMPANY NOTE PLEDGE AGREEMENT

THIS INTERCOMPANY NOTE PLEDGE AGREEMENT (the “Pledge Agreement”), dated as of                     , 2004, by Accentia, Inc., a Florida corporation (“Pledgor”), to Missouri State Bank and Trust Company (“Secured Party”);

WHEREAS, Pledgor is indebted to Secured Party for borrowed money evidenced by Pledgor’s promissory note dated as of the date hereof (the “Note”) issued pursuant to a Revolving Credit Agreement (the “Credit Agreement”) also dated as of the date hereof; and

WHEREAS, Pledgor agreed to pledge certain assets to secure payment of the Note; and

WHEREAS, capitalized terms used herein which are defined in the Credit Agreement shall have the meanings specified in the Credit Agreement;

NOW, THEREFORE,

1. The Pledge. Pledgor hereby pledges to Secured Party, and grants to the Secured Party a security interest in, those notes payable to Pledgor evidencing the indebtedness of Pledgor’s Subsidiaries to it, all as listed on Schedule A attached (such notes being herein collectively called the “Pledged Instruments”). The Pledged Instruments are being herewith delivered to and pledged with Secured Party, and Secured Party acknowledges receipt thereof. Notwithstanding the foregoing or anything contained herein to the contrary and so long as Pledgor is not in default hereunder or under the Loan Agreement, Pledgor may retain any funds or payments received by it pursuant to any of the Pledged Instruments.

2. Representations and Warranties. Pledgor represents and warrants that:

(a) it is the lawful owner of the Pledged Instruments free and clear of all liens, encumbrances and security interests (other than the security interest granted hereby), with full right and power to subject the Pledged Instruments to the security interest granted hereby;

(b) each Pledged Instrument represents an existing, undisputed indebtedness enforceable in accordance with its terms, subject to no off-sets or counterclaims of any kind;

(c) Pledgor has duly executed and delivered this Agreement and this Agreement is a valid and binding agreement enforceable in accordance with its terms;

(d) performance of this Agreement will not conflict with or result in the breach of any of the terms of provisions of, or constitute a default under, Pledgor’s charter or by-laws, any agreement or instrument to which Pledgor is a party or by which it is bound, or any statute, order, rule, or regulation applicable to it; and

(e) no consent, approval or authorization of, or any filing with, any governmental body is required in connection with the execution, delivery or performance of this Agreement except for any filings that may be necessary or desirable under the Uniform Commercial Code.

3. Remedies. Upon the occurrence of a default in the payment of the Note and a declaration of acceleration by the holder thereof the Secured Party may sell, assign and deliver the whole or, from time to time, any part of the Pledged Instruments or any interest therein, at public or private sale, without demand, advertisement or notice of the time or place of sale or any adjournment thereof (except as otherwise required by law), all of which are hereby waived, for cash or on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as Secured Party in its sole discretion deems proper, provided that (a) written notice of the time and place of any proposed sale shall be given to Pledgor at least 10 days in advance and (b) in the case of private sale, the notice shall also contain a summary of the terms of the proposed sale, whereupon Secured Party shall sell the Pledged Instruments proposed to any purchaser procured by Pledgor who is ready, willing and able to purchase the same and who, prior to the time of sale, tenders the proposed purchase price thereof as set forth in the notice of sale. Secured Party shall apply the proceeds of sale, along with all other moneys at the time held by it hereunder, as provided in Section 4 below. No failure or delay by Secured Party to exercise any right, remedy, power or privilege granted herein or by statute, at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege on the same or any other occasion.

4. Application of Money. All money received by Secured Party in respect of the Pledged Instruments shall be applied by Secured Party to the payment of the costs and expenses incurred in the collection thereof and the balance shall be applied to pay the principal and interest on the Note, and if such money is insufficient to pay the Note in full, then to the ratable payment of principal and interest of all the Note, without preference or priority of one Note over any other, according to the aggregate amount of unpaid principal and interest of each of the Note. Any money remaining shall be held by Secured Party for further application in accordance with this Section until all of the Note have been paid in full, whereupon the balance (if any) shall be paid to the Pledgor.

5. Further Assurances. Pledgor shall at its expense execute, acknowledge and deliver all documents and take all actions as Secured Party may from time to time require to carry out this Agreement.

6. Termination. Upon payment in full of the Note in accordance with its terms, and all other sums secured by this Agreement, this Agreement shall terminate and Pledgor shall be entitled to the return of all Pledged Instruments not theretofore sold pursuant to the provisions hereof, together with all money at the time held by Secured Party as additional security hereunder.

7. Notices, etc.. All notices and other communications hereunder shall be in writing and shall be given in person or by registered or certified mail, postage prepaid, addressed, if to Pledgor, at 5310 Cypress Center Drive, #101, Tampa, Florida 33609, or if to Secured Party, at 12452 Olive Street Road, Creve Coeur, Missouri 63141 or to such other address as a party may designate by notice in the manner provided above.

2

8. Miscellaneous. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom the change, waiver, discharge or termination is to be enforced. Captions are for convenience only and shall not be used in the interpretation hereof. This Agreement shall be construed and enforced in accordance with the laws of the State of Missouri.

IN WITNESS WHEREOF, Pledgor has executed this Agreement by its officers thereunto duly authorized the date first above written.

Accentia, Inc.

By:
Name:
Title:

ACKNOWLEDGED AND ACCEPTED:

Missouri State Bank and Trust Company

By:
Name:
Title:

3

Schedule A

Pledged Instruments

Date	Issuer	Amount

4

EXHIBIT E

Compliance Certificate

[Date]

Missouri State Bank and

Trust Company

12452 Olive Street Road

Creve Coeur, Missouri 63141

Attn: Kurt Kientzle

Ladies and Gentlemen:

Reference is hereby made to that certain Revolving Credit Agreement dated as of                     , 2004, by and between Accentia, Inc., a Florida corporation, and Missouri State Bank and Trust Company (the “Revolving Credit Agreement”). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Revolving Credit Agreement.

Borrower hereby certifies to Lender that as of the date hereof:

(a) except as set forth below, all of the representations and warranties of Borrower and/or any other Obligor contained in the Revolving Credit Agreement and/or in any of the other Loan Documents are true and correct in all material respects on and as of the date of this Certificate as if made on and as of the date of this Certificate:

Exceptions:

(b) except as set forth below, no Default or Event of Default under or within the meaning of the Revolving Credit Agreement has occurred and is continuing:

Exceptions:

(c) the financial statements of Borrower and the Subsidiaries delivered to you with this letter are true, correct and complete in all material respects and have been prepared in accordance with GAAP (subject, in the case of any interim financial statements, to normal year-end adjustments and absence of footnote disclosures); and

(d) Schedule 1 to this letter is a determination of Borrower’s compliance with the financial covenants set forth in Section 4.15 of the Revolving Credit Agreement as of                     ,              , in each case calculated in accordance with the Revolving Credit Agreement.

Very truly yours,

ACCENTIA, INC.

By:
Title:

SCHEDULE 1 TO COMPLIANCE CERTIFICATE

Financial Covenant Information

as of

Financial Covenant	Actual	Required
Minimum Net Worth
Minimum Net Worth		Not less that $10,000,000
(as defined below),
determined as of each fiscal
quarter-end

Maximum Ratio of Consolidated		Not to exceed 2.5 to 1.0
Indebtedness to Net Worth.
The ratio of (A) all Consolidated
Indebtedness to (B)
Net Worth as of the end of any
calendar month.

The defined terms set forth above have the meanings set forth in the Revolving Credit Agreement to which this Exhibit is attached. Set forth below are some of the terms defined in said Revolving Credit Agreement:

“CAPITALIZED LEASE” shall mean any lease of Property, whether real and/or personal, by Borrower or any Subsidiary as lessee which in accordance with GAAP is required to be capitalized on the balance sheet of such Person.

“CAPITALIZED LEASE OBLIGATIONS” shall mean, as of the date of any determination thereof, the amount of the aggregate rental obligations due and to become due under all Capitalized Leases, under which Borrower or any Subsidiary is a lessee, which would be reflected as a liability on the balance sheet of Borrower and its Subsidiaries, on a consolidated basis, in accordance with GAAP.

“CONSOLIDATED INDEBTEDNESS” shall mean, as of the date of any determination thereof, all Indebtedness of Borrower and all Subsidiaries as of such date, determined on a consolidated basis and in accordance with GAAP.

“INDEBTEDNESS” shall mean, with respect to any Person, without duplication, all indebtedness, liabilities and obligations of such Person which in accordance with GAAP are required to be classified upon a balance sheet of such Person as liabilities of such Person, and in any event shall include all (a) obligations of such Person for borrowed money or which have been incurred in connection with the purchase or other acquisition of Property, (b) obligations secured by any Lien (other than mechanics’, materialman’s, architect’s, or similar Lien arising in the ordinary course of a construction business) on, or payable out of the proceeds of or production from, any Property owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligations, (c) indebtedness, liabilities and obligations of third parties, including joint ventures and partnerships of which such Person is a venturer or general partner, recourse to which may be had against such Person, (d) obligations created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of such Property, (e) Capitalized Lease Obligations of such Person, (f) the aggregate undrawn face amount of all letters of credit issued for the account of and/or upon the application of such Person together with all unreimbursed drawings with respect thereto, and (g) trade account payables and all other liabilities of such Person as defined by GAAP.

“NET WORTH” shall mean the sum of the following items as shown on the consolidated balance sheet of Borrower and its Subsidiaries: (i) common stock, plus (ii) retained earnings, plus (iii) paid in capital, minus (iv) treasury stock, and minus (v) contract rights, licenses, patents, trademarks, trade names, good will and other similar assets.

SCHEDULE 1 TO COMPLIANCE CERTIFICATE

Financial Covenant Information

as of

Financial Covenant	Actual	Required
Minimum Net Worth
Minimum Net Worth		Not less that $10,000,000
(as defined below),
determined as of each fiscal quarter-end

Maximum Ratio of Consolidated		Not to exceed 2.5 to 1.0
Indebtedness to Net Worth.
The ratio of (A) all Consolidated
Indebtedness to (B)
Net Worth as of the end of any calendar month.

The defined terms set forth above have the meanings set forth in the Revolving Credit Agreement to which this Exhibit is attached. Set forth below are some of the terms defined in said Revolving Credit Agreement:

“CAPITALIZED LEASE” shall mean any lease of Property, whether real and/or personal, by Borrower or any Subsidiary as lessee which in accordance with GAAP is required to be capitalized on the balance sheet of such Person.

“CAPITALIZED LEASE OBLIGATIONS” shall mean, as of the date of any determination thereof, the amount of the aggregate rental obligations due and to become due under all Capitalized Leases, under which Borrower or any Subsidiary is a lessee, which would be reflected as a liability on the balance sheet of Borrower and its Subsidiaries, on a consolidated basis, in accordance with GAAP.

“CONSOLIDATED INDEBTEDNESS” shall mean, as of the date of any determination thereof, all Indebtedness of Borrower and all Subsidiaries as of such date, determined on a consolidated basis and in accordance with GAAP.

“INDEBTEDNESS” shall mean, with respect to any Person, without duplication, all indebtedness, liabilities and obligations of such Person which in accordance with GAAP are required to be classified upon a balance sheet of such Person as liabilities of such Person, and in any event shall include all (a) obligations of such Person for borrowed money or which have been incurred in connection with the purchase or other acquisition of Property, (b) obligations secured by any Lien (other than mechanics’, materialman’s, architect’s, or similar Lien arising in the ordinary course of a construction business) on, or payable out of the proceeds of or production from, any Property owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligations, (c) indebtedness, liabilities and obligations of third parties, including joint ventures and partnerships of which such Person is a venturer or general partner, recourse to which may be had against such Person, (d) obligations created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of such Property, (e) Capitalized Lease Obligations of such Person, (f) the aggregate undrawn face amount of all letters of credit issued for the account of and/or upon the application of such Person together with all unreimbursed drawings with respect thereto, and (g) trade account payables and all other liabilities of such Person as defined by GAAP.

“NET WORTH” shall mean the sum of the following items as shown on the consolidated balance sheet of Borrower and its Subsidiaries: (i) common stock, plus (ii) retained earnings, plus (iii) paid in capital, minus (iv) treasury stock, and minus (v) contract rights, licenses, patents, trademarks, trade names, good will and other similar assets.

EXHIBIT F

Missouri State Bank

LOCK BOX QUESTIONNAIRE AND ESTIMATE

I.	Date Prepared	________________________________

II.	Name of Bank	MISSOURI STATE BANK

III.	Bank Representative	________________________________

IV.	Name of Customer	________________________________

V.	Will customer be using a postage paid business reply envelope?	________________________________

VI.	Remittance Volume:

VII	Normal Daily Volume	________________________________

VIII.	Total Items per Month	________________________________

VII.	Peak Volume Periods:	(Please indicate heavy days, weeks or months)

_________________________________________________________________________________________________

_________________________________________________________________________________________________

VIII.	Tentative Starting Date	________________________________

IX.	Estimated Monthly Cost to Customer:

A.	Item Fee	$.40

B.	Postage Fee	$ Varies

C.	Telephone Fee	$ 4.00

D.	Messenger Fee	$

E.	Box Rental	$ 3.00

F.	Monthly Maintenance	$ 75.00

G.	Additional photocopies	$.10

H.	Other Misc. Charges	$

	Estimated Bill	$ plus postage (as billed)

LOCK BOX CONTRACT AND OPERATING INSTRUCTIONS

The following is the Contract and Operating Instructions governing the processing of remittances by Missouri State Bank (hereinafter referred to as “Bank”) for:

(hereinafter referred to as “ Customer” received at P.O. Box No. 1541 Dept.              St. Louis, MO 63188.

The Bank will:

1.	Open envelopes and remove contents.

2.	Staple contents, other than checks and cash, such as invoices and check stubs to the envelope in which it was received.

3.	Checks will be inspected for:

a. DATE - A check postdated three (3) calendar days in advance of the day of receipt will be retained by the Bank and processed on the appropriate day. A check dated four (4) calendar days or more in advance of the day of receipt will be forwarded to the Customer for disposition.

b. PAYEE - Unless otherwise instructed, all checks not payable to firm name(s) as designated here will be forwarded to the Customer for disposition.

c. AMOUNT - In cases of variance between the numerical and written amounts on a check, the Bank will guarantee the written amount. Any items on which the written amount cannot be determined will be forwarded to the Customer for disposition.

d. SIGNATURE - In the absence of a signature on the check, the Bank will not process the check. Check will be forwarded to the Customer for disposition.

e. PAYMENT RESTRICTIONS - Any check bearing the typewritten or handwritten phrase “Payment in full” or similar notation, will be processed by the Bank as indicated below:

(Place an “X” by the acceptable alternative)

             Do not process; forward the check to Customer for disposition.

             Process the check in all cases.

             Call for instructions. See 11,C,VI for more information.

The Bank will exercise care to comply with the alternative selected but will have no liability to the Customer for failure to so comply.

LOCK BOX CONTRACT AND OPERATING INSTRUCTIONS (cont.)

4.	Endorse the check as follows:

CREDITED TO THE ACCOUNT OF PAYEE

ABSENCE OF ENDORSEMENT GUARANTEED.

MISSOURI STATE BANK

ST. LOUIS, MO 63101

LOCK BOX DEPOSIT

5.	Prepare a photocopy of each check processed and forward such photocopies to Customer as directed below:

Make 1 photocopy(ies) of each check processed.

6.	Prepare adding machine tape of checks. Prepare adding machine tape on photocopies of checks where applicable - see item 5.

7.	Microfilm each check processed.

8.	All checks not forwarded to the Customer for disposition will be deposited to Account Number .

9.	At the close of business each day, or as specified below, all work processed (envelopes, invoices, copies of checks, deposit tickets, checks not acceptable for deposit, adding machine tapes and any such items which cannot be processed) will be sent to the attention of: .

10.	Follow any special instructions as indicated below:

______________________________________________________________________________________________________

______________________________________________________________________________________________________.

11.	Bank and Customer agree as follows:

A.	Bank Agrees:

I. To pick up mail intended for P.O. Box 1541 Dept              at such time as its messengers or designated agents call at the Post Office.

II. To use its best efforts to process remittances received through the above mentioned Post Office Box as outlined in the preceding Operating Instructions.

The Bank will exercise care to comply with the instructions but will have no liability to the Customer for failure to so comply.

LOCK BOX CONTRACT AND OPERATING INSTRUCTIONS (cont.)

B.	Customer Agrees:

I. That the Bank shall not be liable to the Customer for any acts of commission or omission hereunder while acting in good faith, except for gross negligence or willful misconduct; and the Customer agrees to hold the Bank harmless against any claims make against the Bank by parties arising out of the performance by the Bank of its duties and obligations hereunder, including, but not limited to reasonable attorneys fees and other costs and expenses incurred in defending any such claim.

II. To compensate the Bank for processing all remittances and other items received through said Post Office Box, for Post Office Box rental incurred by the Bank, for any delivery and postage expenses incurred due to normal processing, for any postage charges paid by the Bank on envelopes received without sufficient postage, and for any additional miscellaneous charges, such as long distance phone charges, balance reporting calls or microfilm look-up and copy charges in connection herewith. The fee for these services will be set by the Bank and are subject to change upon thirty (30) day notice.

III. To pay all fees assessed by the Bank for services rendered until written notification of the intent to cancel, with a termination date, has been received by the Bank.

C.	Both Parties Agree:

I. That all the required, necessary and pertinent operating instructions are included in this contract.

II. That Operating Instructions may be changed or amended only by agreement of both parties in writing.

III. That this contract will be canceled only after receipt of a thirty (30) day written notice by either party of their intent to cancel. This notification must also state the date that the Bank can or will reassign the Customer’s Post Office Box to a different party. These dates should be no later than six (6) months after the date of the written notice of their intent to cancel. Furthermore, all mail received for the customer on or after the day that the Customer’s Post Office Box can be reassigned to a different party, will be delivered to the Customer. The Bank reserves the right to withhold delivery of this mail until any and all fees required or expenses incurred are paid for by the Customer.

IV. That the Bank will charge the Customer’s demand deposit account for all lock box fees monthly or use the following alternative:

___________________________________________________________________________________________________

__________________________________________________________________________________________________.

LOCK BOX CONTRACT AND OPERATING INSTRUCTIONS (cont.)

All customer’s mail should be addressed as follows:

V. That notices to the parties involved shall be addressed as indicated below:

Customer	Bank

Missouri State Bank

ATTN: Lock Box Supervisor

lOl S.Hanley

St. Louis, MO 63105

VI. The persons to contact when problems arise in the day-to-day operations are:

	Customer		Bank

Name:		Name:

Title:		Title:

Phone:		Phone:

Or

	Customer		Bank

Name:		Name:

Title:		Title:

Phone:		Phone:

LOCK BOX CONTRACT AND OPERATING INSTRUCTIONS (cont.)

Agreed to on this the                      day of                     , 20    .

Agent for Customer

Agent for Bank

FIRST AMENDMENT TO

REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (the “Amendment”) is dated as of 8/24, 2004, between ACCENTIA, INC., a Florida corporation (herein called the “Borrower”), and MISSOURI STATE BANK AND TRUST COMPANY, a Missouri banking corporation (herein called the “Lender”).

WHEREAS, the parties hereto entered into a Revolving Credit Agreement, dated March 30, 2004 (the “Credit Agreement”), pursuant to which Borrower executed and delivered its Revolving Credit Note in the amount of Two Million Five Hundred Thousand and no/100 Dollars ($2,500,000) (the “Revolving Credit Note”); and

WHEREAS, Borrower has asked Lender to increase the amount available for borrowing under the Credit Agreement to Three Million and no/100 Dollars ($3,000,000); and

WHEREAS, Lender has agreed to do so subject to terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Defined Terms. Terms defined in the Credit Agreement shall have the same meanings when used herein.

2. Amendment to Credit Agreement. The Credit Agreement is hereby amended, effective as of the date hereof, as follows:

A. The first recital is hereby amended by deleting therefrom the reference to “$2,500,000” in the first line thereof and substituting in lieu thereof the following: “$3,000,000”.

B. The definition of Borrowing Base in Section I is hereby deleted in its entirety and substituted in lieu thereof is the following:

“Borrowing Base shall mean as of the date of any determination thereof, the lesser of $3,000,000 or the sum of (a) Seventy-Five Percent (75%) of the aggregate face amount of all Eligible Accounts of Borrower and the Subsidiaries as of the date of computation thereof which are listed (or which in accordance with GAAP should be listed on the books of Borrower and such Subsidiaries as of such date) and (b) Twenty-Five Percent (25%) of the from time to time fair market value of the Pledged Securities.”

C. The definition of Loan in Section I is hereby deleted in its entirety and substituted in lieu thereof is the following:

“Loan shall mean that certain revolving credit loan up to $3,000,000 to be made by Lender to Borrower, pursuant to this Agreement.”

D. Section I is hereby amended by adding thereto a definition of “Pledged Securities”, such definition to read as follows:

“Pledged Securities shall mean the 1,500,000 shares of Star Scientific, Inc. as evidenced by Certificates numbered R12649, R12650, R12651, R12652, R12653 and R12681 which are pledged as collateral security for the obligations of Guarantors under the Unlimited Guaranty.”

E. Section 2.03 of the Credit Agreement is hereby amended by deleting the reference to “$2,500,000” where it appears in the fourth line of said Section and substituting in lieu thereof the following: “$3,000,000”.

F. Exhibit A to the Credit Agreement is the form of the Revolving Credit Note in the original principal amount of $2,500,000. Pursuant to the terms of that certain Promissory Note Modification Agreement, dated as of even date herewith, the Note shall now be in the principal amount of $3,000,000 and Exhibit A shall be deemed amended accordingly.

3. Conditions Precedent. The amendments provided for above shall become effective upon fulfillment of the following conditions precedent:

A. The Lender shall have received fully executed copies of each of the following:

1.	Two (2) counterparts of this Amendment;

2.	Promissory Note Modification Agreement (for the Revolving Credit Note);

3.	Modification of Intercompany Note Pledge Agreement;

4.	Amended and Restated Intercompany Promissory Note from each of The Analytica Group, TEAMM Pharmaceuticals, and Biovest International, Inc.;

5.	Modification to Security Agreement for each of Accentia, Inc., The Analytica Group, TEAMM Pharmaceuticals, Inc. and Biovest International, Inc.;

6.	Stock Pledge Agreement; and

7.	Reaffirmation of Guaranty from each Guarantor.

B. The Lender shall have received, in form and substance satisfactory to it, certified copies of all corporate action taken by the Borrower to authorize the execution, delivery and performance of this Amendment.

C. No Event of Default as specified in Section V of the Credit Agreement or in any of the other documents executed in connection with the Credit Agreement and no event

2

which, with notice or lapse of time or both, would become such an Event of Default, shall have occurred and be continuing as of the date of this Amendment, the representations and warranties contained in Section III of the Credit Agreement shall be true on and as of said date with the same force and effect as if made on and as of said date; and the President of Borrower by executing this Amendment does so certify.

D. An updated list of all locations at which any of the Collateral is kept.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Missouri.

5. Counterparts. This Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

6. Ratification. Except as amended hereby the Credit Agreement is in all respects ratified, approved and confirmed.

7. Writing Required. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

ACCENTIA, INC.

BY:	/s/ Francis E. O’Donnell
Name:	Francis E. O’Donnell, Jr.
Title:	President

MISSOURI STATE BANK AND TRUST COMPANY

BY:	/s/ Kurt N. Kientzle
Name:	Kurt N. Kientzle
Title:	Senior Vice President

3

SECOND AMENDMENT TO

REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (the “Amendment”) is dated as of February 11, 2005, between ACCENTIA BIOPHARMACEUTICALS, INC., F/K/A ACCENTIA, INC., a Florida corporation (herein called the “Borrower”), and MISSOURI STATE BANK AND TRUST COMPANY, a Missouri banking corporation (herein called the “Lender”).

WHEREAS, the parties hereto entered into a Revolving Credit Agreement, dated March 30, 2004, as from time to time amended (the “Credit Agreement”), pursuant to which Borrower executed and delivered its Revolving Credit Note originally in the amount of Two Million Five Hundred Thousand and no/100 Dollars ($2,500,000) and now being in the amount of Three Million and no/100 Dollars ($3,000,000) (the “Revolving Credit Note”); and

WHEREAS, Borrower and Lender have agreed to amend the Credit Agreement subject to terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Defined Terms. Terms defined in the Credit Agreement shall have the same meanings when used herein.

2. Amendment to Credit Agreement. The Credit Agreement is hereby amended, effective as of the date hereof, as follows:

A. Borrower has changed its name to Accentia Biopharmaceuticals, Inc. All references to Accentia, Inc. in the Credit Agreement and all Exhibits and Schedules thereto shall now read “Accentia Biopharmaceuticals, Inc.”

B. The definition of Subsidiary in Section I is hereby amended by adding thereto the following:

“Notwithstanding the foregoing, the term Subsidiary or Subsidiaries as used in this Agreement and any of the documents executed in connection herewith shall not include BIOVEST INTERNATIONAL, Inc., a Delaware corporation (“BIOVEST”), even though the parties hereto recognize that BIOVEST is a subsidiary of Borrower.”

C. Except as hereby amended, the Credit Agreement remains in full force and effect.

3. Conditions Precedent. The amendments provided for above shall become effective upon fulfillment of the following conditions precedent:

A. The Lender shall have received fully executed copies of each of the following:

1.	Two (2) counterparts of this Amendment;

2.	Modification of Intercompany Note Pledge Agreement; and

3.	Modification to Security Agreement for each of Accentia, Inc., The Analytica Group and TEAMM Pharmaceuticals, Inc.

B. The Lender shall have received, in form and substance satisfactory to it, certified copies of all corporate action taken by the Borrower to authorize the execution, delivery and performance of this Amendment.

C. No Event of Default as specified in Section V of the Credit Agreement or in any of the other documents executed in connection with the Credit Agreement and no event which, with notice or lapse of time or both, would become such an Event of Default, shall have occurred and be continuing as of the date of this Amendment, the representations and warranties contained in Section III of the Credit Agreement shall be true on and as of said date with the same force and effect as if made on and as of said date; and the President of Borrower by executing this Amendment does so certify.

D. An updated list of all locations at which any of the Collateral is kept.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Missouri.

5. Counterparts. This Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

6. Ratification. Except as amended hereby the Credit Agreement is in all respects ratified, approved and confirmed.

7. Writing Required. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

ACCENTIA BIOPHARMACEUTICALS, INC., F/K/A ACCENTIA, INC.

BY:	/s/ Francis E. O’Donnell
Name:	Francis E. O’Donnell, Jr.
Title:	President

MISSOURI STATE BANK AND TRUST COMPANY

BY:	/s/ Kurt N. Kientzle
Name:	Kurt N. Kientzle
Title:	Executive Vice President

3

THIRD AMENDMENT TO

REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT REVOLVING CREDIT AGREEMENT (the “Amendment” dated as of March 22, 2005, between ACCENTIA BIOPHARMACEUTICALS, INC., a Florida corporation, f/k/a Accentia, Inc. (herein called the “Borrower”), and MISSOURI STATE BANK AND TRUST COMPANY, a Missouri banking corporation (herein called the “Lender”).

WHEREAS, the parties hereto entered into a. Revolving Credit Agreement, dated March 30, 2004, as from time to time amended (the “Credit Agreement”), pursuant to which Borrower executed and delivered its Revolving Credit Note originally in the amount of Two Million Five Hundred Thousand and no/ 100 Dollars ($2,500,000) and now being in the amount of Three Million and no/I 00 Dollars ($3,000,000) (the “Revolving Credit Note”); and

WHEREAS, Borrower has asked Lender to increase the amount available for borrowing under the Credit Agreement to Four Million Five Hundred Thousand and no/100 Dollars ($4,500,000); and

WHEREAS, Lender has agreed to do so subject to terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the patties hereto covenant and agree as follows:

1. Defined Terms. Terms defined in the Credit Agreement shall have the same meanings when used herein.

2. Amendment to Credit Agreement. The Credit Agreement is hereby amended, effective as of the date hereof, as follows:

A. The first recital is hereby amended by deleting therefrom the reference to “$3,000,000” in the first line thereof and substituting in lieu thereof the following: “$4,500,000”.

B. The definition of Borrowing Base in Section 1 is hereby deleted in its entirety and substituted in lieu thereof is the following:

“Borrowing Base shall mean as of the date of any determination thereof, the lesser of $4,500,000 or the sum of (a) Seventy-Five Percent (75%) of the aggregate face amount of all Eligible Accounts of Borrower and the Subsidiaries as of the date of computation thereof which are listed (or which in accordance with GAAF should be listed on the books of Borrower and such Subsidiaries as of such date) and (b) Twenty-Five Percent (25%) of the from time to time fair market value of the Pledged Securities.”

C. The definition of Loan in Section us hereby deleted in its entirety and substituted in lieu thereof is the following:

“Loan shall mean that certain revolving credit loan up to $4,500,000 to be made by Lender to Borrower, pursuant to this Agreement.”

D. The definition of Maturity Date in Section us hereby deleted in its entirety and substituted In lieu thereof is the following: “Maturity Date shall mean May 15, 2005.”

E. Section 2.03 of the Credit Agreement is hereby amended by deleting the reference to “$3,000,000” where it appears in the fourth line of said Section and substituting in lieu thereof the following: “$4,500,000”.

F. Exhibit A to the Credit Agreement is the form of the Revolving Credit Note in the original principal amount of $3,000,000. Pursuant to the terms of that certain Promissory Note Modification Agreement, dated as of even date herewith, the Note shall now be in the principal amount of $4,500,000 and Exhibit A shall be deemed amended accordingly.

3. Conditions Precedent. The amendments provided for above shall become effective upon fulfillment of the following conditions precedent:

A. The Lender shall have received fully executed copies of each of the following:

1.	Two (2) counterparts of this Amendment;

2.	Promissory Note Modification Agreement (for the Revolving Credit Note);

3.	Modification of Intercompany Note Pledge Agreement;

4.	Amended and Restated Intercompany Promissory Note from each of The Analytica Group and TEAMM Pharmaceuticals;

5.	Modification to Security Agreement for each of Accentia, Inc., The Analytica Group and TEAMM Pharmaceuticals, Inc.; and

6.	Reaffirmation of Guaranty from each Guarantor.

B. The Lender shall have received, in form and substance satisfactory to it, certified copies of all corporate action taken by the Borrower to authorize the execution, delivery and performance of this Amendment.

C. No Event of Default as specified in Section V of the Credit Agreement or in any of the other documents executed in connection with the Credit Agreement and no event which, with notice or lapse of time or both, would become such an Event of

2

Default, shall have occurred and be continuing as of the date of this Amendment, the representations and warranties contained in Section Ill of the Credit Agreement shall be true on and as of said date with the same force and effect as if made on and as of said date; and the President of Borrower by executing this Amendment does so certify.

D. An updated list of all locations at which any of the Collateral is kept.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Missouri.

5. Counterparts. This Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

6. Ratification. Except as amended hereby the Credit Agreement is in all respects ratified, approved and confirmed.

7. Writing Required. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT. ARE NOT ENFORCEABLE REGARDLESS OF TEE LEGAL THEORY UPON WI-UGH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

[Remainder of page intentionally left blank]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

ACCENTIA BIOPHARMACEUTICALS, INC., f/k/a Accentia, Inc.

BY:	/s/ Francis E. O’Donnell
Name:	Francis E. O’Donnell, Jr.
Title:	President

MISSOURI STATE BANK AND TRUST COMPANY

BY:	/s/ Kurt N. Kientzle
Name:	Kurt N. Kientzle
Title:	Executive Vice President

4

REVOLVING CREDIT NOTE MODIFICATION AGREEMENT

THIS REVOLVING CREDIT NOTE MODIFICATION AGREEMENT (the “Amendment”) is dated as of March 22, 2005, between ACCENTIA BIOPHARMACEUTICALS, INC., a Florida corporation, f/k/a Accentia, Inc. (herein called the “Borrower”) and MISSOURI STATE BANK AND TRUST COMPANY, a Missouri banking corporation (herein called the “Lender”).

WHEREAS, Borrower and Lender entered into a Revolving Credit Agreement dated March 30, 2004, as from time to time amended (the “Credit Agreement”), pursuant to which Borrower executed and delivered its Revolving Credit Note originally in the amount of Two Million Five Hundred Thousand and no/100 Dollars ($2,500,000) and now being in the amount of Three Million and no/100 Dollars ($3,000,000) (the “Revolving Credit Note”); and

WHEREAS, Borrower has asked Lender to increase the amount available for borrowing under the Credit Agreement to Four Million Five Hundred Thousand and no/100 Dollars ($4,500,000); and

WHEREAS, Lender agreed to do so subject to the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the patties hereto covenant and agree as follows:

8. Defined Terms. Terms defined in the Credit Agreement and the Revolving Credit Note shall have the same meanings when used herein.

9. Amendment to Revolving Credit Note.

(a) The Revolving Credit Note is hereby amended, effective as of the date hereof, to delete all references to “$3,000,000” wherever they may appear and to substitute in lieu thereof the following: “$4,500,000”.

(b) The Revolving Credit Note is hereby further amended, effective as of the date hereof, by deleting the date “March 30, 2005” where it appears in the fifth line of the second paragraph thereof and substituting in lieu thereof the following: “May 15, 2005”.

10. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Missouri.

11. Counterparts. This Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

12. Ratification. Except as amended hereby the Credit Agreement is in all, respects ratified, approved and confirmed.

13. Writing Required. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A

5

DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF TEE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

ACCENTIA BIOPHARMACEUTICALS, INC., f/k/a Accentia, Inc.

BY:	/s/ Francis E. O’Donnell
Name:	Francis E. O’Donnell, Jr.
Title:	President

MISSOURI STATE BANK AND TRUST COMPANY

BY:	/s/ Kurt N. Kientzle
Name:	Kurt N. Kientzle
Title:	Executive Vice President

6

SECOND AMENDMENT TO

SECURITY AGREEMENT

THIS SECOND AMENDMENT TO SECURITY AGREEMENT (the “Amendment”) is dated as of March 22, 2005, between ACCENTIA BIOPHARMACEUTICALS, INC., a Florida corporation, f/k/a Accentia, Inc. (herein called the “Borrower”), and MISSOURI STATE BANK AND TRUST COMPANY, a Missouri banking corporation (herein called the “Lender”).

WHEREAS, the parties hereto entered into a Revolving Credit Agreement, dated March 30, 2004, as from time to tune amended (the “Credit Agreement”), pursuant to which Borrower executed and delivered its Revolving Credit Note originally in the amount of Two Million Five Hundred Thousand and no/100 Dollars ($2,500,000) and now being in the amount of Three Million and no/i 00 Dollars ($3,000,000) (the “Revolving Credit Note”); and

WHEREAS, Borrower has asked Lender to increase the amount available for borrowing under the Credit Agreement to Four Million Five Hundred Thousand and no/100 Dollars ($4,500,000); and

WHEREAS, Lender has agreed to do so subject to terms and conditions set forth herein;

WHEREAS, as Collateral for the Obligations (as those terms are defined in the Credit Agreement), Borrower granted Lender a security interest therein pursuant to that certain Security Agreement, dated March 30, 2004, as from time to time amended (the “Security Agreement”);

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Defined Terms. Terms defined in the Credit Agreement and the Security Agreement shall have the same meanings when used herein.

2. Amendment to Security Agreement. The Security Agreement is hereby amended, effective as of the date hereof, as follows: The first paragraph is hereby amended by deleting therefrom the reference to “$3,000,000” in the third line thereof and substituting in lieu thereof the following: “$4,500,000”.

3. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Missouri.

4. Counterparts. This Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

5. Ratification. Except as amended hereby the Credit Agreement is in all respects ratified, approved and confirmed.

6. Writing Required. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT

7

ENFORCEABLE REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

ACCENTIA BIOPHARMACEUTICALS, INC., f/k/a Accentia, Inc.

BY:	/s/ Francis E. O’Donnell
Name:	Francis E. O’Donnell, Jr.
Title:	President

MISSOURI STATE BANK AND TRUST COMPANY

BY:	/s/ Kurt N. Kientzle
Name:	Kurt N. Kientzle
Title:	Executive Vice President

8

MODIFICATION OF

INTERCOMPANY NOTE PLEDGE AGREEMENT

THIS MODIFICATION OF INTERCOMPANY NOTE PLEDGE AGREEMENT (the “Amendment”) is dated as of March 22, 2005, between ACCENTIA BIOPHARMACEUTICALS, INC., a Florida corporation, f/k/a Accentia, Inc. (herein called the “Borrower”), and MISSOURI STATE BANK AND TRUST COMPANY, a. Missouri banking association (herein called the “Lender”).

WHEREAS, the parties hereto entered into a Revolving Credit Agreement, dated August 25, 2004, as from time to time amended (the “Credit Agreement”) and Borrower executed and delivered its Revolving Credit Note originally in the amount of $2,500,000 and now being in the amount of Three Million and no/100 Dollars ($3,000,000) (the “Revolving Credit Note”); and

WHEREAS, as part of the collateral for the Revolving Credit Note, Borrower pledged all of its right, title and Interest in and to those certain intercompany notes of Borrower’s subsidiaries pursuant to an Intercompany Note Pledge Agreement, dated March 30, 2004, as from time to lime amended (the “Note Pledge Agreement”); and

WHEREAS, Borrower has requested that the borrowing availability under the Revolving Credit Note be increased to $4,500,000 and Lender has so agreed subject to the terms arid conditions set forth below; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Defined Terms. Terms defined in the Credit Agreement and Note Pledge Agreement shall have the same meanings when used herein.

2. Amendment to Note Pledge Agreement. The Note Pledge Agreement is hereby amended, effective as of the date hereof, as follows: Schedule A is hereby deleted in its entirety and substituted in lieu thereof is Schedule A attached hereto and by this reference incorporated herein.

3. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Missouri.

4. Counterparts. This Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

5. Ratification. Except as amended hereby the Credit Agreement is in all respects ratified, approved and continued.

6. Writing Required. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT

9

ENFORCEABLE REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

ACCENTIA BIOPHARMACEUTICALS, INC., f/k/a Accentia, Inc.

BY:	/s/ Francis E. O’Donnell
Name:	Francis E. O’Donnell, Jr.
Title:	President

MISSOURI STATE BANK AND TRUST COMPANY

BY:	/s/ Kurt N. Kientzle
Name:	Kurt N. Kientzle
Title:	Executive Vice President

10

Schedule A

Pledged Instruments

Date	Maker	Amount
March 23, 2005	The Analytica Group, Inc.	$4,500,000
March 23, 2005	TEAMM Pharmaceuticals, Inc.	$4,500,000

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THIS PROMISSORY NOTE AMENDS AND RESTATES THAT CERTAIN PROMISSORY NOTE DATED AUGUST 25, 2004, IN THE ORIGINAL PRINCIPAL AMOUNT OF $3,000,000 MADE BY THE UNDERSIGNED FOR THE BENEFIT OF ACCENTIA, INC. N/K/A ACCENTIA BIOPHARMACEUTICALS, INC.

AMENDED AND RESTATED

PROMISSORY NOTE

$4,500,000.00	St. Louis, Missouri Date: March 23, 2005

The Analytica Group, Inc., a Florida corporation (the “Maker”), for value received, HEREBY PROMISES TO PAY TO THE ORDER OF ACCENTIA BIOPHARMACEUTICALS, INC., a

Florida corporation, f/k/a Accentia, Inc., upon demand, the principal sum of Four Million Five Hundred Thousand and no/i 00 Dollars ($4,500,000.00) or such lesser amount as maybe outstanding hereunder, and to pay interest on said principal sum from time to time outstanding hereunder, from the date hereof until this note is paid in full, at a per annum rate equal to the from time to time prime rate of Missouri State Bank and Trust Company (the “Prime Rate”) plus one percent (1%). Upon demand if this Note is not paid in full, interest shall accrue at a per annum rate equal to the Prime Rate plus five percent (5%).

Maker reserves the right to prepay this note in whole or in part any time and from time to time without premium or penalty and without prior notice to or the consent of the holder thereof.

Maker hereby waives all notices of every kind in connection with the making, delivery or performance of this note excepting only demand for payment. Maker further waives presentment, protest and notice of nonpayment and dishonor.

This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

THE ANALYTICA GROUP, INC., a Florida corporation

By:	/s/ James McNulty
Name:	James A. McNulty
Title:	Secretary

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THIS PROMISSORY NOTE AMENDS AND RESTATES THAT CERTAIN PROMISSORY NOTE DATED AUGUST 25,2004, IN THE ORIGINAL PRINCIPAL AMOUNT OF $3,000,000 MADE BY THE UNDERSIGNED FOR THE BENEFIT OF ACCENTIA,, INC. N/K/A ACCENTIA BIOPHARMACEUTICALS, INC.

AMENDED AND RESTATED

PROMISSORY NOTE

$4,500,000.00	St. Louis, Missouri Date: March 23, 2005

TEAMM Pharmaceuticals, Inc., a Florida corporation (the “Maker”), for value received, HEREBY PROMISES TO PAY TO THE ORDER OF ACCENTIA BIOPHARMACEUTICALS, INC., a Florida corporation, 17k/a Accentia, Inc., upon demand, the principal sum of Four Million Five Hundred Thousand and no/100 Dollars ($4,500,000.00) or such lesser amount as maybe outstanding hereunder, and to pay interest on said principal sum from time to time outstanding hereunder, from the date hereof until this note is paid in full, at a per annum rate equal to the from time to time prime rate of Missouri State Bank and Trust Company (the “Prime Rate”) plus one percent (1%). Upon demand if this Note is not paid in full, interest shall accrue at a per annum rate equal to the Prime Rate plus five percent (5%).

Maker reserves the right to prepay this note in whole or in part any time and from time to time without premium or penalty and without prior notice to or the consent of the holder thereof.

Maker hereby waives all notices of every kind in connection with the making, delivery or performance of this note excepting only demand for payment. Maker further waives presentment, protest and notice of nonpayment and dishonor.

This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

TEAMM Pharmaceuticals, Inc., a Florida corporation

By:	/s/ James McNulty
Name:	James A. McNulty
Title:	Secretary

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THIRD AMENDMENT TO INTERCOMPANY LOAN AGREEMENT

THIS THIRD AMENDMENT TO INTERCOMPANY LOAN AGREEMENT (the “Amendment”) is dated as of March 22, 2005, between ACCENTIA BIOPHARMACEUTICALS, INC., a Florida corporation, f/k/a Accentia, Inc. (herein called the “Company”), arid the undersigned subsidiaries of the Company (the “Subsidiaries”).

WHEREAS, the Company and Missouri State Bank and Trust Company, a Missouri banking corporation (“Lender”) have entered into a Revolving Credit Agreement, dated March 30, 2004. as from time to time amended (the “Credit Agreement”), pursuant to which the Company executed and delivered a Revolving Credit Note, dated March 30, 2004, in the original principal amount of $2,500,000 and now being Iii the amount of Three Million and no/100 Dollars ($3,000,000) (the “Revolving Credit Note”); and

WHEREAS, the Company has asked Lender to Increase the availability under the Credit Agreement from $3,000,000 to $4,500,000 and Lender has so agreed; and

WHEREAS, in conjunction with such increase in the credit availability to the Company, the Company has agreed to increase the credit available to the Subsidiaries pursuant to that Intercompany Loan Agreement, dated March 30, 2004, as from lime to time amended (the “Intercompany Loan Agreement”) from $3,000,000 to $4,500,000 to be evidenced by Amended and Restated Promissory Notes of The Analytica Group, Inc. and TEAMM Pharmaceuticals, Inc., both being Florida corporations and both being subsidiaries of the Company;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereafter set forth, the parties hereto covenant and agree as follows:

1. Defined Terms. Terms defined in the Intercompany Loan Agreement shall have the same meanings when used herein.

2. Amendment to Intercompany Loan Agreement. The Intercompany Loan Agreement is hereby amended, effective as of the date hereof; by deleting the first sentence of the second paragraph of Section 2(a) in its entirety and substituting in lieu thereof the following:

“For purpose hereof the term ‘Borrowing Base’ shall mean as of the date of any determination thereof the lesser of (a) $4,500,000 or (b) the sum of (i) 75% of the Eligible Accounts of the Subsidiaries and Company as of the date of the computation thereof which axe listed or which in accordance with GAAP should be listed on the books of the Subsidiaries and the Company and (ii) 25% of the from time to time fair market value of those 1,500,000 shares of Star Scientific, Inc. as evidenced by Certificates numbered R12649, R12650, R12651, R12652, R12653 and R12681 which have been pledged to the Bank as collateral for loans to Lender.”

3. Amended and Restated Note. Each Subsidiary shall execute and deliver an Amended and Restated Promissory Note substantially in the form of Exhibit A attached hereto

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and by this reference incorporated herein, This requirement shall be a condition precedent to the effectiveness of this Agreement.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Missouri.

5. Counterparts. This Amendment may be executed in any number of counterparts all of winch taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

6. Ratification. Except us amended hereby the Credit Agreement is in all respects ratified, approved and confirmed.

7. Writing Required. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR PROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT TO PROTECT YOU (COMPANY) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED TN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

ACCENTIA BIOPHARMACEUTICALS, INC., f/k/a Accentia, Inc.

BY:	/s/ Francis E. O’Donnell
Name:	Francis E. O’Donnell, Jr.
Title:	President

THE ANALYTICA GROUP, INC.

By:	/s/ James McNulty
Name:	James A. McNulty
Title:	CFO/Secretary
Jurisdiction of Incorporation: Florida

Commitment:	the lesser of $4,500,000 or Borrowing Base

TEAMM PHARMACEUTICALS, INC.

By:	/s/ James McNulty
Name:	James A. McNulty
Title:	CFO/Secretary
Jurisdiction of Incorporation: Florida

Commitment:	the lesser of $4,500,000 or Borrowing Base

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THIRD AMENDMENT TO INTERCOMPANY

SECURITY AGREEMENT

THIS THIRD AMENDMENT TO INTERCOMPANY SECURITY AGREEMENT (the “Amendment”) is dated as of March 22, 2005, between TEAMM PHARMACEUTICALS, INC., a Florida corporation (herein called the “Borrower”), and ACCENTIA BIOPHARMACEUTICALS, INC., a Florida corporation, f/k/a Accentia, Inc. (herein called the “Lender”).

WHEREAS, Lender, pursuant to that certain Intercompany Loan Agreement, dated March 30, 2004, as from time to time amended (the “Loan Agreement”), by and among Lender and Borrower and The Analytica Group, Inc., a Florida corporation (“Analytica”), (Borrower and Analytica being sometimes hereinafter referred to as the “Subsidiaries”), agreed to make available to the Subsidiaries revolving credit loans originally in an amount not to exceed Two Million Five Hundred Thousand Dollars and no/100 Dollars ($2,500,000) and now being in an amount not to exceed Three Million Dollars ($3,000,000), and each Subsidiary executed and delivered its Amended and Restated Promissory Note in the amount of Three Million and no/100 Dollars ($3,000,000) (the “Note”); and

WHEREAS, Borrower and the other Subsidiaries have asked Lender to increase the amount available for borrowing under the Loan Agreement to Four Million Five Hundred Thousand and no/I 00 Dollars ($4,500,000); and

WHEREAS, Lender has agreed to do so subject to terms and conditions set forth herein;

WHEREAS, as Collateral for the Obligations (as those terms axe defined in the Loan Agreement), Borrower granted Lender a security interest therein pursuant to that certain Security Agreement, dated March 30, 2004, as from tune to dine amended (the “Security Agreement”);

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Defined Terms. Terms defined in the Loan Agreement and the Security Agreement shall have the same meanings when used herein.

2. Amendment to Security Agreement. The Security Agreement is hereby amended, effective as of the date hereof, as follows: The first paragraph is hereby amended by deleting therefrom the reference to “$3,000,000” in the third line thereof and substituting in lieu thereof the following: “$4,500,000”.

3. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Missouri.

4. Counterparts. This Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument, end any of the parties hereto may execute this Amendment by signing any such counterpart.

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5. Ratification. Except as amended hereby the Credit Agreement is in all respects ratified, approved and confirmed.

6. Writing Required. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

TEAMM PHARMACEUTICALS, INC.

By:	/s/ James McNulty
Name:	James A. McNulty
Title:	Secretary

ACCENTIA BIOPHARMACEUTICALS, INC. f/k/a Accentia, Inc.

By:	/s/ Francis E. O’Donnell
Name:	Francis E. O’Donnell, Jr.
Title:	President

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THIRD AMENDMENT TO INTERCOMPANY

SECURITY AGREEMENT

THIS THIRD AMENDMENT TO INTERCOMPANY SECURITY AGREEMENT (the “Amendment”) is dated as of March 22, 2005, between THE ANALYTICA GROUP, INC., a Florida corporation (herein called the “Borrower”), and ACCENTIA BIOPHARMACEUTICALS, INC., a Florida corporation, f/k/a Accentia, Inc. (herein called the “Lender”).

WHEREAS, Lender, pursuant to that certain Intercompany Loan Agreement, dated March 30, 2004, as from time to time amended (the “Loan Agreement”), by and among Lender and Borrower and TEAMM Pharmaceuticals, Inc., a Florida corporation (“TEAMM”), (Borrower and TEAMM being sometimes hereinafter referred to as the “Subsidiaries”), agreed to make available to the Subsidiaries revolving credit loans originally in an amount not to exceed Two Million Five Hundred Thousand Dollars and no/100 Dollars ($2,500,000) and now being in an amount not to exceed ‘Three Million Dollars ($3,000,000), and each Subsidiary executed and delivered its Amended and Restated Promissory Note in the amount of Three Million and no/100 Dollars ($3,000,000) (the “Note”); and

WHEREAS, the Subsidiaries have asked Lender to increase the amount available for borrowing under the Loan Agreement to Four Million Five Hundred Thousand and no/100 Dollars ($4,500,000); and

WHEREAS, Lender has agreed to do so subject to terms and conditions set forth herein;

WHEREAS, as Collateral for the Obligations (as those terms are defined in the Loan Agreement), Borrower granted Lender a security interest therein pursuant to that certain Security Agreement, dated March 30, 2004, as from time to time amended (the “Security Agreement”);

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Defined Terms. Terms defined in the Loan Agreement and the Security Agreement shall have the same meanings when used herein.

2. Amendment to Security Agreement. The Security Agreement is hereby amended, effective as of the date hereof, as follows: The first paragraph is hereby amended by deleting therefrom the reference to ‘$3,000,000” in the third line thereof and substituting in lieu thereof the following: “$4,500,000”.

3. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Missouri.

4. Counterparts. This Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the Seine instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

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5. Ratification. Except as amended hereby the Credit Agreement is in all respects ratified, approved and confirmed.

6. Writing Required. ORAL AGREEMENTS OR COMMITMENT TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE N WRITING TO MODIFY IT.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

THE ANALYTICA GROUP, INC.

By:	/s/ James McNulty
Name:	James A. McNulty
Title:	Secretary/Treasurer

ACCENTIA BIOPHARMACEUTICALS, INC. f/k/a Accentia, Inc.

By:	/s/ Francis E. O’Donnell
Name:	Francis E. O’Donnell, Jr.
Title:	President

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